UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

SENSIENT TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 11, 2026
Dear Fellow Shareholder:
You are invited to attend the Annual Meeting of Shareholders of Sensient Technologies Corporation. The meeting will be held on Thursday, April 23, 2026, at 8:00 a.m., Central Time, at the Westin Milwaukee, 550 North Van Buren Street, Milwaukee, Wisconsin.
I hope that you will be able to join us for the meeting: (i) to elect nine directors nominated by the Board of Directors of the Company as described in the Proxy Statement; (ii) to give an advisory vote on our executive compensation; and (iii) to ratify the appointment of Ernst & Young LLP, certified public accountants, as the independent auditors of the Company for 2026; and to transact such other business as may properly come before the meeting or any adjournment thereof.
Whether or not you plan to attend the meeting, it is important that you exercise your right to vote as a shareholder. Please indicate your vote by completing your proxy in one of three ways according to the instructions contained in the Notice of Internet Availability of Proxy Materials: (1) vote by telephone; (2) vote by Internet; or (3) complete a proxy card and return it using the envelope provided. Be assured that your votes are completely confidential.
We are also delivering our 2025 Annual Report on Form 10-K by mail or over the Internet for your review.
On behalf of the officers and directors of the Company, thank you for your continued support and confidence.
Sincerely,

Paul Manning
Chairman, President, and Chief Executive Officer

SENSIENT TECHNOLOGIES CORPORATION
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Notice of Annual Meeting to be held on April 23, 2026
To the Shareholders of Sensient Technologies Corporation:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders (“Meeting”) of Sensient Technologies Corporation, a Wisconsin corporation (“Company”), will be held at the Westin Milwaukee, 550 North Van Buren Street, Milwaukee, Wisconsin, on Thursday, April 23, 2026, at 8:00 a.m., Central Time, for the following purposes:
1.	To elect nine directors nominated by the Board of Directors of the Company as described in the proxy statement;
2.
To give an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in the proxy statement;

3.	To ratify the appointment of Ernst & Young LLP, certified public accountants, as the independent auditors of the Company for 2026; and
To transact such other business as may properly come before the Meeting or any adjournments thereof.
Important Notice Regarding the Internet Availability of Proxy Materials
for the Shareholder Meeting to be held on April 23, 2026

The Proxy Statement and Notice of Annual Meeting and the 2025 Annual Report on Form 10-K are
available on Sensient’s website at http://investor.sensient.com.
The Board of Directors has fixed the close of business on February 27, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Holders of a majority of the outstanding shares must be present at the Meeting or by proxy in order for the Meeting to be held. As allowed under the Securities and Exchange Commission’s rules, we have elected to furnish our proxy materials over the Internet to most shareholders and deliver printed proxy materials to Sensient’s employee benefit plan participants that have not received notice of default electronic delivery and other shareholders who have requested paper copies. We have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to those shareholders who will receive our proxy materials over the Internet. The Notice contains instructions on how to access the proxy statement and our Annual Report on Form 10-K via the Internet and how to vote.
Shareholders of record who wish to vote in person may do so at the Meeting. Whether or not you are able to attend the Meeting, to ensure that your shares are represented at the Meeting, please complete your proxy in one of three ways: (1) vote by telephone; (2) vote by Internet; or (3) complete a proxy card and return it using the envelope provided, each according to the instructions provided in the proxy statement or contained in the Notice. You may revoke your proxy at any time before it is actually voted by delivering a notice in writing to the undersigned (including by delivering a later-executed proxy or voting by telephone or by Internet) or by voting in person.

On Behalf of the Board of Directors,

John J. Manning, Secretary Milwaukee, Wisconsin March 11, 2026

PROXY VOTING INSTRUCTIONS
If you are a record holder, you may cast your vote in person at the 2026 Annual Meeting of Shareholders (the “Meeting”) or by any one of the following ways:
BY TELEPHONE: You may call the toll-free number indicated in the Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card. Follow the simple instructions and use the personalized control number specified in the Notice or on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, and returned a proxy card.
OVER THE INTERNET: You may visit the website indicated in the Notice or on your proxy card. Follow the simple instructions and use the personalized control number specified in the Notice or on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, and returned a proxy card.
BY MAIL: You may mark, sign, and date a proxy card received by mail and return it in the postage-paid envelope provided.
If you are a participant in a Sensient employee benefit plan, you have the right to instruct the trustees and/or administrators of such plans to vote the shares allocated to your plan account. If no instructions are given, or if your voting instructions are not received by the deadline shown on the voting instruction form, the uninstructed shares will be voted in accordance with the provisions of the applicable plan.
If you are a beneficial holder, you may receive additional instructions from the bank or broker that holds shares for your benefit on how to vote your shares with these proxy materials or with the Notice. If a broker does not receive voting instructions from the beneficial owner on the election of directors or on the approval of our executive compensation, the broker may not vote such shares and may return a proxy card with no vote on these matters, in which case such shares will have no effect in the outcome of such matters (except that such shares will be counted for purposes of determining whether a quorum is present at the Meeting).
Instructions on how to access Sensient’s proxy materials and our 2025 Annual Report on Form 10-K via the Internet and how to vote can be found in the Notice made available to our shareholders of record and beneficial owners and on the proxy card.
IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING,
PLEASE CONTACT OUR PROXY SOLICITOR,
D.F. KING & CO., INC.,
TOLL FREE AT (800) 870-0653.

SENSIENT TECHNOLOGIES CORPORATION
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-6755

Proxy Statement
For the Annual Meeting of
Shareholders to be held on
April 23, 2026
GENERAL
This proxy statement and proxy are furnished to the shareholders of Sensient Technologies Corporation, a Wisconsin corporation (the “Company” or “Sensient”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies for use at the Company’s 2026 Annual Meeting of Shareholders, and at any adjournments thereof (the “Meeting”), for the purposes set forth in the Notice of Annual Meeting and in this proxy statement. The Meeting will be held at the Westin Milwaukee, 550 North Van Buren Street, Milwaukee, Wisconsin, on Thursday, April 23, 2026, at 8:00 a.m., Central Time.
As permitted under Securities and Exchange Commission (“SEC”) rules, the Company is once again making this proxy statement and other annual meeting materials available on the Internet instead of mailing a printed copy of these materials to each shareholder. Most shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail and will not receive a printed copy of these materials (other than Sensient’s benefit plan participants who have not received notice of default electronic delivery and other shareholders who request a printed copy as described below). Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in Sensient’s proxy materials on the Internet, and how shareholders may submit proxies by mail, by telephone, or over the Internet. The Notice is being mailed to shareholders, and the proxy materials will be available on the Internet, beginning on or about March 11, 2026.
If you would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.
The form of proxy solicited by the Board for the Meeting, this proxy statement, the Notice of Annual Meeting, and the 2025 Annual Report on Form 10-K (“2025 Annual Report”), are available on our website at http://investor.sensient.com. The Company will provide copies of the exhibits to the 2025 Annual Report to shareholders upon request. The 2025 Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.
Who can vote?
Only holders of record of the Company’s Common Stock, par value $0.10 per share (“Common Stock”), as of the close of business on February 27, 2026, are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 42,551,316 shares of Common Stock outstanding, each of which is entitled to one vote on each proposal submitted for shareholder consideration at the Meeting.
How will proxies be voted?
Subject to the applicable New York Stock Exchange regulations regarding discretionary voting by brokers as described below, a proxy that is (1) properly executed; (2) duly transmitted via mail, telephone, or Internet to the Company or its authorized representatives or agents; and (3) not revoked, will be voted in accordance with the shareholder’s instructions contained in the proxy. If no instructions are indicated on the executed proxy, the shares represented thereby will be voted as follows:
•	FOR the election of the Board’s nine nominees for director;
•
FOR approval of the compensation of our named executive officers, as disclosed herein pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in this proxy statement;

•	FOR ratification of the Board’s appointment of Ernst & Young LLP as the Company’s independent auditors for 2026; and
•	On such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy.
How are broker non-votes handled?
Brokers are not entitled to vote on the election of directors or on the advisory shareholder vote on our executive compensation unless they receive voting instructions from the beneficial owner, but they will be able to vote with respect to ratification of Ernst & Young LLP as our auditors for 2026. If a broker does not receive voting instructions from the beneficial owner, the broker may return a proxy card with no vote on the matters that the broker is not entitled to vote on, which is generally referred to as a broker non-vote. The shares subject to a broker non-vote will be counted for purposes of determining whether a quorum is present at the Meeting if the shares are represented at the Meeting by proxy from the broker. A broker non-vote will have no effect with respect to the election of directors or the advisory shareholder vote on our executive compensation.
What if I hold shares through multiple entities?
Shares held in the same registration (for example, shares held by an individual directly and through an employee benefit plan) will be combined onto the same proxy card whenever possible. However, shares held with different registrations cannot be combined and, therefore, a shareholder may receive more than one proxy card. If you hold shares in multiple accounts with different registrations, you must vote each proxy card you receive to ensure that all shares you own are voted in accordance with your directions.
What if I want to change or revoke my proxy?
Any record shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by delivering written notice thereof to the Secretary of the Company or by transmitting a later-executed proxy (including by telephone or by Internet) or by voting in person at the Meeting. If you are a beneficial holder (that is, if your shares are held through your bank or broker), you must contact your bank or broker to determine how to revoke your voting instructions.
Can I vote at the Meeting?
Any record shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Attending the Meeting and voting in person revokes a previously filed proxy, but presence at the Meeting by a shareholder who has submitted a proxy does not in itself revoke the proxy.
If you are a beneficial holder and you would like to vote at the Meeting, please contact your bank, broker, or other nominee to request a legal proxy. Please note that you will not be able to vote your shares at the Meeting without a legal proxy. You will need to ask your bank, broker, or other nominee to furnish you with a legal proxy.
Who is paying for the proxy process?
The cost of soliciting proxies will be borne by the Company. The Company will use the services of D.F. King & Co., Inc., New York, New York, to aid in the solicitation of proxies. The Company expects that it will pay D.F. King & Co., Inc., its customary fees, estimated not to exceed approximately $12,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. The Company will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their expenses in sending proxy materials to beneficial owners.
Will anyone be contacting me about my proxy vote?
Proxies may be solicited by directors, officers, or employees of the Company or D.F. King, in person, by telephone, or by Internet.

ITEM 1.	ELECTION OF DIRECTORS
All directors are elected on an annual basis for one-year terms. The Board currently consists of ten members. As part of its ongoing refreshment efforts, the Board determined not to nominate Ms. McKeithan-Gebhardt, the longest serving independent director, for re-election at the Meeting and acted to reduce the size of the Board from ten to nine members as of the date of the Meeting. The Board has re-nominated its other nine current directors: Messrs. Bruggeman, Jain, Paul Manning, and Morrison; Drs. Carleone, Ferruzzi, and Landry; and Mses. Jackson and Whitelaw.
The Company intends that the persons named as proxies on the proxy cards will vote FOR the election of the Board’s nine nominees if executed but unmarked proxies are returned (excluding broker non-votes). If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxy cards that include directions to vote in favor of that nominee or that do not contain any other instructions (excluding broker non-votes) will be voted FOR the election of such other person as the Board may recommend.
Sensient’s Amended and Restated Articles of Incorporation provide that directors shall be elected by a majority of the votes cast by the shares entitled to vote at a meeting at which a quorum is present except in a contested election of directors. A majority of the votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” with respect to that director’s election. Any director who is not reelected by a majority of the votes cast in an uncontested election shall tender his or her resignation to the Board, and the Board will determine, with the recommendation of the Nominating and Corporate Governance Committee, whether to accept or reject the resignation.
Brokers do not have discretion to cast votes in the election of directors with respect to any shares for which they have not received voting directions from their beneficial owners. Broker non-votes and abstentions will not affect the outcome of this proposal.
Under the Company’s Amended and Restated By-Laws (“By-laws”), written notice of other qualifying nominations by shareholders for election to the Board, together with a completed Directors and Executive Officers Questionnaire, affirmation, consent, and certain other materials as specified in the Company’s By-laws, must have been received by the Secretary no later than 90 days before the Meeting, or January 23, 2026. As no notice of any other nominations was received, no other nominations for election to the Board may be made by shareholders at the Meeting.
Director Selection Criteria; Director Qualifications and Experience
The Company’s Director Selection Criteria are attached as Appendix A to this proxy statement and also available on the Company’s website. These criteria are annually reviewed by the Nominating and Corporate Governance Committee. The criteria require independence and an absence of material conflicts of interest of all independent and non-management directors. The criteria also describe the personal attributes and the broad mix of skills and experience of directors sought by the Company in order to enhance the diversity of perspectives, professional experience, education, and other attributes, and the overall strength of the composition of the Board. The skills and experience that we consider most important for membership on the Board include a background in at least one of the following areas:
•	substantial recent business experience at the senior management level, preferably as chief executive officer;
•	a recent leadership position in the administration of a major college or university;
•	recent specialized expertise at the doctoral level in a science or discipline important to the Company’s business;
•	recent prior senior level governmental or military service;
•	financial expertise; or
•	risk assessment, risk management, or employee benefit skills or experience.
Below, we describe the particular skills, experience, qualifications, and other attributes that the Board believes qualify each of Sensient’s nominees to serve on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NINE NOMINEES DESCRIBED BELOW. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES (EXCLUDING BROKER NON-VOTES) WILL BE VOTED FOR ALL NINE NOMINEES DESCRIBED BELOW.
Overview of the Director Nominees
The table below summarizes the key skills and expertise that we consider important for our director nominees considering our business strategy. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director nominee does not possess that qualification or skill. The table below also summarizes certain background information with respect to each director nominee. Our director nominees’ biographies set forth below describe each director’s background and relevant experience in more detail.

Skills and Expertise	Bruggeman	Carleone	Ferruzzi	Jackson	Jain	Landry	Manning	Morrison	Whitelaw
CEO or senior officer of business, university, governmental, or military organization	•	•	•	•		•	•	•	•
International experience	•	•	•	•	•		•	•
Human capital management experience	•	•		•	•	•	•	•	•
Compensation program experience or expertise		•	•	•	•		•	•	•
Risk assessment or risk management experience or expertise	•	•		•	•		•	•	•
Financial literacy	•	•		•	•		•	•	•
Chemistry or food science experience or expertise			•			•	•
Sustainability experience or expertise				•				•
Corporate governance experience		•		•	•	•	•	•	•
Age/Tenure/Sex/Veteran
Age	59	80	51	53	66	71	51	63	77
Board Tenure	2	12	11	7	5	11	14	10	33
Sex	M	M	M	F	M	M	M	M	F
Veteran							•
Race/Ethnicity/Nationality
African American/Black									•
Asian/South Asian					•
White/Caucasian	•	•	•	•		•	•	•
Hispanic/Latino
Native American
Born Outside of the U.S.			•		•

Brett W. Bruggeman Age 59	Director Since 2024 Nominating & Corporate Governance Committee Scientific Advisory Committee

Professional Experience:
•
Executive Vice President and Chief Operating Officer at Land O’Lakes, Inc. (2023-present)
•
President (2018-present) and Senior Vice President, Marketing (2015-2018) at WinField United
•
Vice President, Crop Protection & Seed at United Suppliers (2007-2015)
•
Director, North Latin America, Mexico and Central America (2005-2007) and Director, Sales Marketing, North America (2003-2005) at FMC Corporation
•
Manager, Strategic Accounts, North America (2001-2003), Manager, Portfolio Strategy, Soybean & Corn (2000-2001), Various Product Management Roles, Soybean (1999-2000), and Various Sales Roles (1992-1999) at BASF Corporation

Other Recent Public Company Directorships:
•
None

Other Experience:
•
Iowa State University, B.S. in Agricultural Studies
•
Director, Croplife America Inc. (2018-present)
•
Director, GreenPoint AG, LLC (2018-present)

Qualifications:
•
Transnational business experience with extensive agricultural background, including with food companies and sustainability; and
•
Broad experience in business roles including management, sales, marketing, operations, acquisitions, and business development.

Dr. Joseph Carleone Age 80	Director Since 2014 Lead Director Audit Committee Compensation and Development Committee (Chairman) Executive Committee Scientific Advisory Committee

Professional Experience:
•
Senior Advisor (2018-present) of OES Europe, an independent advisory network specializing in strategic cross-border mergers & acquisitions and in management buy-outs.
•
Non-executive Chairman, Avid Bioservices, Inc. (2017-2025), a biopharmaceutical manufacturing company focused on mammalian cell technology to support the pharmaceutical industry
•
Chairman of the Board (2015-2018) of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients
•
President and Chief Executive Officer (2010-2015), President and Chief Operating Officer (2006-2009), and Chairman of the Board (2013-2014) of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products

Other Recent Public Company Directorships:
•
American Pacific Corporation (2006-2015)

Education:
•
Drexel University, B.S., Mechanical Engineering
•
Drexel University, M.S., Applied Mechanics
•
Drexel University, Ph.D., Applied Mechanics

Qualifications:
•
Operational, governance, management, and scientific experience, including as Chief Executive Officer and as Chairman of a public corporation with international operations in the fine and specialty chemical industries.

Dr. Mario Ferruzzi Age 51	Director Since 2015 Compensation and Development Committee Nominating and Corporate Governance Committee Scientific Advisory Committee (Chairman)

Professional Experience:
•
Dean of the College of Agriculture and Life Sciences at Virginia Tech (2024-present)
•
Director of the Arkansas Children’s Nutrition Center and Professor and Chief, Section of Developmental Nutrition in the Department of Pediatrics at the University of Arkansas for Medical Sciences (2021-2024)
•
Endowed Chair in Digestive Disease & Nutrition Research at Arkansas Children’s Research Institute (2022-2024)
•
David H. Murdock Distinguished Professor (2019-2021), and Professor of Food Science and Nutrition (2016-2019) in the Plants for Human Health Institute and the Department of Food, Bioprocessing and Nutrition Science at North Carolina State University
•
Professor in the Department of Food Science at Purdue University (2004-2016)
•
Research Scientist positions in the Coffee and Tea Beverage Development group at Nestlé Research & Development Center, Marysville, Ohio, and the Nutrition & Health and Scientific & Nutritional Support Departments at the Nestlé Research Centre in Lausanne, Switzerland (2001-2004)

Other Recent Public Company Directorships:
•
None

Other Experience:
•
Duke University, B.S. in Chemistry
•
The Ohio State University, M.S. and Ph.D. in Food Science and Nutrition
•
Expertise in analytical chemistry and its applications to food and nutrition research and product development
•
Research consistently funded by federal agencies including the U.S. Department of Agriculture, the National Institutes of Health, and the United States Agency for International Development, as well as the food industry
•
Over 230 publications as well as extensive experience with national and international collaborations, research, and product development
•
Recipient of numerous research awards from the Institute of Food Technologists (IFT) (2010 Samuel Cate Prescott Young Investigator Award), the American Society for Nutrition (ASN) (2011 Mary Rose Swartz Young Investigator Award), Purdue University (2012 Agricultural Research Award), the General Mills Bell Institute of Health and Nutrition (2018 Innovation Award), and IFT/ASN (2019 Gilbert A. Leveille Award and Lectureship)
•
Member of the Board of Trustees for the International Food Information Council and Institute for Advancement of Food & Nutrition Science
•
Professional member of IFT, ASN, and the American Chemical Society (ACS)
•
Fellow of the Royal Society of Chemistry
•
Serves on the editorial boards of Nutrition Research, Nutrition Today, and was Associate Editor for the Royal Society of Chemistry’s journal, Food & Function and Critical Reviews in Food Science and Nutrition

Qualifications:
•
Expert in analytical chemistry and its application to food and nutrition;
•
Extensive industry and academic experience, including extensive experience with new product development and product commercialization; and
•
Extensive international research collaborations and experience in Europe, Asia, Africa, and Latin America.

Carol R. Jackson Age 53	Director Since 2019 Audit Committee Nominating and Corporate Governance Committee Scientific Advisory Committee

Professional Experience:
•
Chief Executive Officer of Astro Shapes LLC (2025-present)
•
Chairman, President, and Chief Executive Officer (2017-2023) and Corporate Officer, Senior Vice President, and General Manager (2014-2017) of HarbisonWalker International
•
Corporate Officer, Vice President (GM), Carpenter Technology Corporation (2011-2013); Managing Director, Global Raw Materials Purchasing (2009-2011), General Manager Global Powder Coatings (2007-2009), Commercial Segment Manager Architectural Coatings (2005-2006), Global Sales Account Manager Automotive OEM Glass (2002-2005), Global Sales Account Manager Consumer Electronics Coatings (2001-2002), Market Development Manager (1999-2001) at PPG Industries

Other Recent Public Company Directorships:
•
AZZ Inc. (2021-present), a global provider of metal coating solutions, welding solutions, specialty electrical equipment, and highly engineered services

Other Experience:
•
Duquesne University, B.S. in Business Administration
•
University of Pittsburgh, Juris Doctorate
•
Carnegie Mellon University, M.S. in Industrial Administration (M.B.A.)
•
Yale School of Management Executive Education Program
•
Certified Transformative Mediator
•
Director and Member of Governance Committee (2014-2023), Junior Achievement of Western Pennsylvania
•
Licensed attorney (1999-present) Pennsylvania
•
Business Process Improvement Green Belt
•
Women’s Leadership Council and Impact Fund Committee, United Way

Qualifications:
•
Extensive management experience in private and public enterprises, including public corporations with extensive manufacturing, international operations, and chemical businesses, and leadership experience as a Chief Executive Officer; and
•
Experience in business roles including management, sales, marketing, procurement, acquisitions, and business development.

Sharad P. Jain Age 66	Director Since 2021 Audit Committee Scientific Advisory Committee

Professional Experience:
•
More than 33 years practicing as a certified public accountant with PricewaterhouseCoopers (retired in 2020) providing audit and advisory services to global companies engaged in consumer and industrial products businesses
•
Served as the Global and U.S. Automotive Assurance Sector Leader (2012-2015) and senior partner in the Governance Insights Center (2018-2020) with PricewaterhouseCoopers
•
Significant global experience including mature and emerging markets

Other Recent Public Company Directorships:
•
None

Other Experience:
•
Certified Public Accountant (1987); Elijah Watt Sells Award recipient
•
Chartered Institute of Taxation, United Kingdom (1984)
•
Fellow of The Institute of Chartered Accountants in England and Wales (1983)
•
Hull College of Higher Education, United Kingdom (1979)

Qualifications:
•
Accounting and auditing experience and expertise, including extensive experience auditing global companies as a certified public accountant;
•
Business experience, both at a senior leadership level and as an advisor to companies in a variety of consumer and industrial products businesses;
•
Regulatory compliance and human capital management experience;
•
NACD Directorship Certified®; and
•
Carnegie Mellon University CERT Certificate in Cybersecurity Oversight.

Dr. Donald W. Landry Age 71	Director Since 2015 Compensation and Development Committee Nominating and Corporate Governance Committee (Chairman) Scientific Advisory Committee

Professional Experience:
•
Interim President, University of Florida (2025-present)
•
Member of the faculty of Columbia University (1985-2025) (on extended leave)
•
Professor of Medicine at Columbia University’s College of Physicians and Surgeons (2004-2025)
•
Founding Director, Center for Human Longevity at Columbia University (2023-2025)
•
Chair of the Department of Medicine at Columbia University and Physician-in-Chief at NewYork-Presbyterian/Columbia University Medical Center (2008-2023)
•
Director of the Division of Experimental Therapeutics at Columbia Medical Center (1998-2021)
•
Founding director of Tonix Pharmaceuticals, Inc., a wholly-owned subsidiary of Tonix Pharmaceuticals Holding Corp. (2007-2011)
•
Co-founder of Vela Pharmaceuticals, a private company that developed drugs for central nervous system disorders
•
Co-founder of Tegrigen Therapeutics, LLC, a private company that developed novel therapeutics for inflammation, fibrosis, thrombosis, autoimmunity, and cancer based on pure orthosteric antagonists to specific integrins.

Other Recent Public Company Directorships:
•
Tonix Pharmaceuticals Holding Corp. (2011-2019), a pharmaceutical company that develops next-generation medicines for common disorders of the central nervous system, including fibromyalgia, post-traumatic stress disorder, and episodic tension-type headache

Other Experience:
•
Lafayette College, B.S. in chemistry (1975)
•
Harvard University, Ph.D. in organic chemistry (1979)
•
Columbia University’s College of Physicians and Surgeons, M.D. (1983)
•
Developed the first artificial enzyme to degrade cocaine and his report in Science was voted one of top 25 papers in the world for 1993 by the American Chemical Society
•
Discovered that vasopressin can be used to treat vasodilatory shock, which fundamentally changed intensive care practice for this condition
•
Pioneered an embryo-sparing approach to the generation of human embryonic stem cells
•
Served as a member of the President’s Council on Bioethics during the George W. Bush administration
•
Awarded the Presidential Citizens Medal, the nation’s second-highest civilian award (2008)
•
Elected to the National Academy of Inventors (2016)
•
National Institutes of Health (NIH) Physician-Scientist, Columbia University (1985-1990)
•
Published 125 peer-reviewed articles, authored 37 review articles or book chapters, and awarded 51 patents as inventor or co-inventor

Qualifications:
•
Expert in the medical and pharmaceutical fields and has unique experiences in the formation, operation, and public registration of a start-up pharmaceutical company; and
•
Experience as director of a public corporation; experience in commercialization of new products and in research and development; strong technical acumen in chemistry, medicine, and the pharmaceutical industry and other fields related to our business; and academic background.

Paul Manning Age 51	Director Since 2012 Executive Committee (Chairman) Scientific Advisory Committee

Professional Experience:
•
Chairman, President, and Chief Executive Officer of Sensient Technologies Corporation (2016-present)
•
Formerly President and Chief Executive Officer (2014-2016), President and Chief Operating Officer (2012-2014), President, Color Group (2010-2012), and General Manager, Food Colors North America (2009-2010) of Sensient Technologies Corporation
•
Mergers and Acquisitions Integration Manager of the Fluke Division of Danaher Corporation
•
Various supply chain and project manager positions with McMaster-Carr Supply Company

Other Recent Public Company Directorships:
•
None

Other Experience:
•
Stanford University, B.S. in Chemistry
•
Northwestern University, M.B.A.
•
Attended Stanford University on a Naval ROTC scholarship
•
Served in the U.S. Navy as a Surface Warfare Officer for four years

Qualifications:
•
Responsible for articulating and executing the Company’s strategy, upgrading of sales force and general manager talent, and leading the Board of Directors;
•
Extraordinarily detailed knowledge of the Company’s operations enables him to keep the Board well informed regarding the Company’s performance and opportunities;
•
Strong background in chemistry allows him to direct product and technology research and development efforts; and
•
Prior experience in mergers and acquisitions and supply chain management.

Scott C. Morrison Age 63	Director Since 2016 Audit Committee (Chairman) Compensation and Development Committee Executive Committee Scientific Advisory Committee

Professional Experience:
•
Former Senior Advisor of Ball Corporation, a leading global supplier of innovative, sustainable packaging solutions for beverage, food, and household products customers (2023-2024)
•
Executive Vice President and Chief Financial Officer of Ball Corporation (2021-2023)
•
Senior Vice President and Chief Financial Officer of Ball Corporation (2010-2021)
•
Vice President and Treasurer of Ball Corporation (2000-2010)
•
Various senior corporate banking roles at Bank One, First Chicago, and NBD Bank, Detroit

Other Recent Public Company Directorships:
•
CACI International Inc (2024-present), a leading provider of expertise and technology to government customers

Other Experience:
•
Indiana University, B.S. in Finance (1984)
•
Wayne State University, M.B.A. (1988)
•
Executive Committee Member of the Board for the National Association of Manufacturers
•
Past Community Chairman of the Denver Chapter of the Kelley School of Business Indiana University
•
Served as Chairman of the National Association of Corporate Treasurers
•
Expert testimony witness to the U.S. House of Representatives Agricultural Committee on Dodd-Frank legislation
•
Recognized as CFO of the Year by CFO Magazine and Institutional Investor

Qualifications:
•
Possesses a wealth of valuable leadership experience and financial expertise, gained through previously serving as Chief Financial Officer of a publicly traded multinational corporation and having served in various other executive management and senior corporate banking roles;
•
Significant experience in mergers and acquisitions and post-merger integration, including Ball Corporation’s $6.1 billion acquisition and integration of Rexam PLC, a metal beverage packaging manufacturer; and
•
Experience, expertise, and background in capital allocation, financial reporting, international, and compliance matters.

Essie Whitelaw Age 77	Director Since 1993 Executive Committee Scientific Advisory Committee

Professional Experience:
•
Senior Vice President of Operations, Wisconsin Physician Services, a provider of health insurance and benefit plan administration (2001-2010)
•
Served over 15 years in various executive positions, including as President and Chief Operating Officer (1992-1997) and Vice President of National Business Development, at Blue Cross Blue Shield of Wisconsin, a comprehensive health and dental insurer

Other Recent Public Company Directorships:
•
None

Other Experience:
•
Served on the board and on the audit, nominating, and retirement plan investment committees of WICOR Corporation, a Wisconsin energy utility, prior to its merger into another public utility in 2000
•
Director (2016-current) of Network Health, a Wisconsin based private health insurer
•
Current nonprofit board service to the Kingdom Prep Lutheran School and the Wisconsin Women’s Health Foundation, a non-profit organization dedicated to improving the health and lives of women and their families through education, outreach programs, and partnerships
•
Prior nonprofit board service to the Milwaukee Public Museum, Goodwill Industries, United Way of Greater Milwaukee, Blue Cross Blue Shield Foundation, Metropolitan Milwaukee Association of Commerce, Greater Milwaukee Committee, and Bradley Center Sports and Entertainment Corp.

Qualifications:
•
Significant regulatory compliance and human resources experience, including developing and implementing compensation policies and designing incentive programs for sales and customer service employees to achieve business objectives while managing risk; and
•
Over thirty years of service on the Company’s Board provides exceptionally deep insights into the Company, its history, and operations.

Except as noted, all nominees have held their current positions or otherwise have served in their respective positions with the listed organizations for more than five years. No director or nominee for director had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary since the beginning of 2025, nor does any director or nominee have any material interest, direct or indirect, in any such proposed transaction. Mr. Bruggeman, a director of the Company, is Executive Vice President and Chief Operating Officer at Land O’Lakes, Inc. In the ordinary course of business, the Company sold products to Land O’Lakes, Inc. in 2025. In addition, Mr. Paul Manning (Chairman, President, and Chief Executive Officer) and Mr. John J. Manning (Senior Vice President, General Counsel, and Secretary) are brothers. See “Transactions with Related Persons” below. The Board has determined that all members of the Board, except Mr. Paul Manning and Ms. Whitelaw, are independent under the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”). See “Corporate Governance - Director Independence” below.

Corporate Governance
Board Role in Risk Oversight
The Board is responsible for exercising the corporate powers of the Company and overseeing the management of the business and affairs of the Company, including management’s establishment and implementation of key strategic priorities and initiatives. The Board reviews and approves the Company’s strategy annually and conducts formal strategic reviews at each meeting. Long-term, sustainable value creation and preservation are possible only through the prudent assumption and management of both risks and potential rewards, and the Company’s Board takes a leading role in overseeing the Company’s overall risk tolerances as a part of the strategic planning process and in overseeing the Company’s management of strategic risks. The Board has delegated to the Audit Committee primary responsibility for overseeing management’s risk assessments and implementing appropriate risk management policies and guidelines, including those related to financial reporting and legal, regulatory, and Code of Conduct compliance, as well as primary oversight responsibility with respect to the Company’s capital structure, insurance program, use of swaps and other derivative instruments, and foreign currency management. It has delegated to the Compensation and Development Committee primary oversight responsibility to ensure that compensation programs and practices do not encourage unnecessary or excessive risk-taking, and that any risks are subject to appropriate controls. It has delegated to the Nominating and Corporate Governance Committee primary oversight responsibility to ensure that the Company’s governance standards establish effective systems for monitoring and accountability; the Committee also oversees the Company’s sustainability efforts and reviews and approves the Company’s Sustainability Report and strategy. The Board has assumed direct responsibility for the Company’s strategy as well as product safety, personnel safety, physical security, human capital management, and cyber and intellectual property security programs.
Additionally, all directors, along with five non-director members who are recognized food science or food safety experts, participate in the Scientific Advisory Committee, which monitors and reviews new product development programs, industry trends, and technical and regulatory issues related to the Company’s product lines. The Board and these committees receive periodic reports on these matters from management and the Company personnel in charge of the related risk management activities. Furthermore, the Board has direct access to all executive officers of the Company and routinely receives presentations from Group Presidents, General Managers of various business units, technical leaders, and product safety leaders.
The Board has updated and implemented a number of robust policies and compliance programs to address various areas of legal and regulatory risks, including the following:
•	Corporate Code of Conduct (available in all languages used within the Company), which includes:
•	Antitrust Compliance Manual
•	Anti-Bribery Policy
•	Company Confidential Information Policy
•	Conflict of Interest Policy
•	Cybersecurity Principles
•	Director Confidentiality Policy
•	Insider Trading Policy
•	Records Retention Policy
•	Supplier Code of Conduct
•	Securities Compliance Manual
•	Cybersecurity Policy, including an Artificial Intelligence Usage Policy
•	Global Privacy Policy
•	Sustainability Report and Strategy
•	Sanctions Compliance Policies
•	Food Safety/Recall Manual
•	Physical Security Policy, including Travel Security Policy

The Board has also implemented, formalized, and updated internal policies and compliance programs with respect to various regulatory matters, including Environmental, Health, and Safety (“EHS”), intellectual property management, and the Artificial Intelligence (AI) Usage Policy.
In addition to providing annual Company-wide training on the Code of Conduct, the Board has ensured that targeted training on each of the other compliance programs is conducted for all appropriate employees. The Code of Conduct includes, among many other rules, strict integrity, professionalism, safety, and personnel policies to prevent harassment, discrimination, and retaliation, as well as strong and routinely publicized violation reporting protocols. Additionally, the Audit Committee receives a quarterly update from the General Counsel on all reported Code of Conduct violations, which includes a summary of every investigation conducted of an alleged Code of Conduct violation and the disposition of each investigation. To ensure all employees understand the importance of the Code of Conduct, violations and dispositions are also reviewed with employees, and the CEO publishes an internal blog to all employees explaining each violation and emphasizing the importance of adhering to the Code of Conduct.
The Board oversees a robust program related to product safety, including the following elements:
•	The Board receives a report on food and personnel safety related issues at each meeting.
•
All product safety issues are reported to the CEO, and the Company’s head of product safety and quality is a direct report of the CEO. The Company has a written policy that sets forth specific reportable events and a timeline for required Board notification when a product safety issue occurs.

•
The Company has established guidelines for Good Manufacturing Practices (GMP) and Hazard Analysis and Critical Control Points (HACCP), and, since 1999, conducts comprehensive product safety audits, including GMP/HACCP audits, at all of its food ingredient manufacturing facilities.

•	Comprehensive and robust raw material approval processes are in place to ensure product safety.
•	Raw materials and finished goods are analyzed for compliance with specifications prior to use and shipment, respectively.
•	The Company conducts key vendor quality assurance inspections directly or by third-party accredited auditing organizations.
•	The Company develops and implements corrective action plans for all internal, customer, and third-party audit deficiencies.
•	The Company monitors industry violations and shares details of such violations with its customers.
The Board oversees the Company’s Human Capital Management program, including the following elements:
•
The Company seeks to benefit from the full spectrum of human talent, hiring the best talent and reflecting the needs of our customers and the communities in which we operate. To this end, the Company has a dedicated, internal Talent Acquisition team, which sources talent from a broad range of backgrounds and utilizes emerging technology, guided by a deep understanding of the Company’s business objectives and core values of integrity, professionalism, and safety.

•
The Company closely monitors and demands excellence in its on-boarding process, to ensure all new hires have the tools, training, Company knowledge, and management support necessary to succeed in the organization from day one.

•
The Company maintains and reviews annually its compensation and benefit programs, to ensure that it is providing market-competitive offerings designed to reward high performers, retain talent, and support the needs of its workforce.

•	The Company conducts succession planning organization-wide on an annual basis to evaluate the pipeline for leadership roles and implement development plans for key talent.
•
The Company utilizes internal development programs such as the Sales Representative Trainee Program and the Flavorist Trainee Program to provide a robust internal pipeline of talent for high impact roles in the organization.

•
The Company facilitates the development and progression of its workforce through the annual goal setting and performance evaluation processes, individual development plans, leadership training, and ongoing individualized coaching and development.

•
The Company regularly communicates and rigorously enforces its non-negotiable expectations of integrity, professionalism, and safety, which encompass an unwavering commitment to equal opportunity and non-discrimination, and which underpin the Company’s strategy to draw from the broadest set of talent possible.

•
Under the Company’s Code of Conduct, a Company lawyer (or designated outside counsel outside the U.S.) must review and approve all employee terminations to ensure they are warranted and compliant with all applicable laws.

•	The Board of Directors reviews the Company’s Human Capital Management program on an annual basis.
The Board oversees the Company’s Cybersecurity Program, including the following elements:
•	The Board has defined high-risk cybersecurity areas for the Company and implemented comprehensive programs to address these risks.
•	Management reports at least twice annually to the Board of Directors on cybersecurity progress and effectiveness.
•
The Artificial Intelligence (AI) Usage Policy, which provides for a governance council led by the Chief Information Officer (CIO) and General Counsel to ensure the Company continually evaluates potentially useful closed AI programs while protecting the Company’s intellectual property and proprietary financial and personnel information. The CIO updates the Board on the Company’s use of AI as required.

•
The Company has formed an executive level steering committee (including the CEO, CFO, Group Presidents, General Counsel, VP, Human Resources, Controller/Chief Accounting Officer, and CIO) that provides oversight and routinely discusses cybersecurity matters.

•	The Company has implemented an annual employee training program, regular cyber executive incident response simulations, and regular cyber and physical penetration testing.
•	The Company has made significant investments in its technical capabilities in all areas of security.
The Board, through the Audit Committee, oversees a number of activities undertaken by management to monitor financial reporting risks and internal controls. Those activities include regular audits of significant business units by the Company’s Internal Audit Department, annual audit and quarterly reviews by Ernst & Young LLP, an annual internal control audit by Ernst & Young LLP, and, when needed, special investigations directed by the Director, Internal Audit and General Counsel of any unusual or irregular activities.
The Board also oversees other Company programs in order to monitor and limit legal and regulatory risks, including:
•
Chemical Risk Reduction Strategy, led by the CEO, Director Dr. Ferruzzi, and SAC member Dr. Eric Decker, which includes improved product warnings and enhanced safety protocols, as well as forward looking risk identification and product elimination;

•
A corporate physical security program led by a retired Secret Service Agent, who reports to the General Counsel. Both of these individuals are members of the FBI’s Domestic Security Alliance Council, which is a partnership between the FBI and private sector organizations to facilitate information sharing, resources, and networking. The Company’s physical security program includes an internal governance council led by the General Counsel; a crisis response team led by the CEO; workplace violence and active assailant prevention and training programs; and a travel security program, which includes the utilization of executive security teams as required.

•	A robust EHS program that is managed within the Legal Department;
•	A strong Regulatory Affairs department overseen by a Vice President who reports to the General Counsel;
•	EHS audits at every manufacturing facility by an outside consulting firm;
•	In-house securities attorney;

•	In-house compliance attorney who is continually engaged with the business units on FDA, EPA, and OSHA regulatory matters; and
•	Legal Department review of all contracts.
As noted above, the Board also has routine contact with all Company officers and periodically receives presentations from the Group Presidents and Vice Presidents as well as select General Managers.
Board Meetings and Meeting Attendance
The Company’s Corporate Governance Guidelines provide that all directors are expected to regularly attend meetings of the Board and the committees of which they are members and to attend the Annual Meeting of Shareholders. All Board members attended the 2025 Annual Meeting of Shareholders. The Board met seven times during 2025. Each director attended 100% of the meetings of the Board and the Board Committees on which he or she served that were held during 2025 except Dr. Landry was unable to attend one Board meeting.
Committees of the Board
Executive Committee
The Executive Committee of the Board did not meet during 2025. Messrs. Morrison and Paul Manning (Chairman), Dr. Carleone, and Mses. McKeithan-Gebhardt and Whitelaw served on the Executive Committee in 2025 and are its current members. This Committee has the power and authority of the Board in directing the management of the business and affairs of the Company in the intervals between Board meetings, except to the extent limited by law, and reports its actions at regular meetings of the Board.
Audit Committee
The Audit Committee of the Board met eight times during 2025. Messrs. Jain and Morrison (Chairman), Dr. Carleone, and Ms. Jackson served on the Audit Committee in 2025 and are its current members. The Board has determined that Dr. Carleone, Messrs. Jain and Morrison, and Ms. Jackson are each an “audit committee financial expert” in accordance with SEC rules. All current members of the Audit Committee meet the independence and experience requirements of the New York Stock Exchange and the SEC applicable to directors generally, and to members of audit committees specifically. Mr. Morrison currently serves on the audit committee of CACI International Inc, and no other member of the Audit Committee serves on the audit committee of any other public company.
This Committee, among other things:
•	has sole responsibility to appoint, terminate, compensate, and oversee the independent auditors of the Company and to approve any audit and permitted non-audit work by the independent auditors;
•
reviews the adequacy and appropriateness of the Company’s internal control structure and recommends improvements thereto, including management’s assessment of internal controls and the internal audit function and risk management activities generally;

•
reviews with the independent auditors their reports on the consolidated financial statements of the Company and the adequacy of the financial reporting process, including the selection of accounting policies;

•	reviews and approves the Company’s existing insurance programs, foreign currency management, and the stock repurchase program;
•	reviews and discusses with management the Company’s practices regarding earnings press releases and the provision of financial information and earnings guidance to analysts and ratings agencies;
•
reviews and discusses with the Chief Executive Officer and Chief Financial Officer the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for Forms 10-K and 10-Q and other reports including their evaluation of the Company’s disclosure controls and procedures and internal controls;

•
obtains and reviews an annual report of the independent auditors covering the independent auditors’ independence, quality control, and any inquiry or investigation of the independent auditors by governmental or professional authorities within the past five years;

•	sets hiring policies for employees or former employees of the independent auditors;
•	establishes procedures for the receipt of complaints about accounting, internal accounting controls, auditing, and other compliance matters;
•	reviews and approves the overall hedging strategy of the Company and the Company’s use of swaps and other derivative instruments;
•	reviews and oversees management’s risk assessment and risk management policies and guidelines generally, including those related to financial reporting and regulatory compliance;
•	reviews and discusses with management the Company’s material litigation matters;
•	reviews and approves the Company’s annual capital budget, long-term financing plans, borrowings, notes and credit facilities, investments, and commercial and investment banking relationships; and
•
reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies, which are set forth in the Company’s Code of Conduct, include securities law and antitrust compliance, conflicts of interest, anti-bribery, and business ethics.

Compensation and Development Committee
The Compensation and Development Committee of the Board met six times during 2025. Mr. Morrison and Drs. Carleone (Chairman), Ferruzzi, and Landry served on the Compensation and Development Committee in 2025 and are its current members. Each member of the Committee has been determined by the Board to satisfy the independence requirements of the New York Stock Exchange and the SEC applicable to directors generally and to members of compensation committees.
Among the Committee’s responsibilities are:
•
to review and approve all compensation plans and programs (philosophy and guidelines) of the Company. In consultation with senior management and taking into consideration recent shareholder advisory votes and any other shareholder communications regarding executive compensation, the Committee oversees the development and implementation of the Company’s compensation program, including base salary, short- and long-term incentive compensation (including the relationships between incentive compensation and risk-taking), and nonqualified benefit plans and programs, including fringe benefit programs;

•
to review and discuss with management the policies and practices of the Company and its subsidiaries for compensating their employees, including non-executive officers and employees, to ensure those policies do not encourage unnecessary or excessive risk-taking and that any risks are subject to appropriate controls;

•
to review and make recommendations to the Board with respect to all compensation arrangements and changes in the compensation of the officers appointed by the Board, including, without limitation: (i) base salary; (ii) short- and long-term incentive compensation plans and equity-based plans (including overseeing the administration of these plans and discharging any responsibilities imposed on the Committee by any of these plans); (iii) employment agreements, severance arrangements, and change of control agreements/provisions, in each case as, when, and if appropriate; and (iv) any special or supplemental benefits;

•	to review and approve the financial management and administrative operation of the Company’s qualified and nonqualified benefit plans; and
•
at least annually, to review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, report the results of the evaluation to the Board, oversee and review (at least annually) the Chief Executive Officer succession plan, and set the Chief Executive Officer’s compensation level based on this evaluation.

Sensient designs its overall compensation programs and practices, including incentive compensation for both executives and non-executive employees, in a manner intended to support its strategic priorities and initiatives to enhance long-term sustainable value without encouraging unnecessary or excessive risk-taking. At the same time, the Company recognizes that its goals cannot be fully achieved while avoiding all risk. The Committee and management periodically review Sensient’s compensation programs and practices in the context of its risk profile, together with its other risk mitigation and risk management programs, to ensure that these programs and practices work together for the long-term benefit of the Company and its shareholders. Based on its recently completed review of Sensient’s compensation programs, the Committee and management concluded that Sensient’s incentive compensation policies for both executive and non-executive employees have not had a material adverse effect on Sensient in the recent past and are not likely to have a material adverse effect in the future. See “Compensation Discussion and Analysis” for an analysis of material compensation policies and procedures with respect to the Company’s named executive officers and “Compensation and Development Committee Report” for the Committee’s report on compensation matters.
Compensation and Development Committee Interlocks and Insider Participation
During the year ended December 31, 2025, none of the members of the Compensation and Development Committee had at any time been an officer or employee of the Company or any of our subsidiaries. In addition, no member of the Compensation and Development Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K adopted by the SEC. During the year ended December 31, 2025, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation and Development Committee of the Company.
Finance Committee
The Finance Committee of the Board met five times during 2025. Messrs. Bruggeman, Jain, and Paul Manning and Mses. McKeithan-Gebhardt (Chairman) and Whitelaw served on the Finance Committee in 2025. In December 2025, the Finance Committee was dissolved, and all of its responsibilities were transferred to the Audit and Compensation and Development Committees, as reflected above.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board met five times during 2025. Drs. Ferruzzi and Landry (Chairman), Mr. Bruggeman, and Mses. Jackson and McKeithan-Gebhardt served on the Nominating and Corporate Governance Committee in 2025 and are its current members. Each member of the Committee satisfies the independence requirements of the New York Stock Exchange and the SEC applicable to directors generally.
Among other functions, this Committee:
•
studies and makes recommendations concerning the composition of the Board and its committee structure, including the Company’s Director Selection Criteria, and reviews the compensation of Board and Committee members;

•	recommends persons to be nominated by the Board for election as directors of the Company and to serve as proxies at the Annual Meeting of Shareholders;
•	engages with shareholders regarding potential nominees and other governance issues;
•	considers any nominees recommended by shareholders;
•	assists the Board in its determination of the independence of each director;
•	develops corporate governance guidelines for the Company and reassesses these guidelines annually;
•	oversees and evaluates the system of corporate governance and responsibility program; and
•	oversees the Company’s sustainability efforts and reviews and approves the Company’s Sustainability Strategy and annual Sustainability Report.
The Committee identifies, interviews, and recommends candidates it determines are qualified and suitable to serve as a director. Recommendations for Board candidates may be made to the Committee by the Company’s Chief Executive Officer, other current Board members, and Company shareholders. Once appropriate candidates are identified, the Committee evaluates their qualifications to determine which candidate best meets the Company’s Director Selection Criteria, without regard to the source of the recommendation. In accordance with the Director Selection Criteria, the Committee seeks a variety of perspectives, professional experience, education, skills, and other individual qualities and attributes. A copy of the Company’s Director Selection Criteria is attached as Appendix A to this proxy statement. Members of the Committee then interview the candidate before making a recommendation to the Board.

Recommendations by shareholders for director nominees may be sent to the Secretary of the Company, who will relay such information to the Committee Chairman. The recommendations should identify the proposed nominee by name; describe any arrangement or understanding between such person and the nominating shareholder with respect to the nomination, potential service as a director, or the Company’s securities; describe how the nominee would contribute to the variety of perspectives, professional experience, education, skills, or other individual qualities and attributes sought by the Company’s Board; and provide the questionnaire, nominee affirmations, and other materials specified in the By-laws, including the detailed information about the nominee required by SEC rules for the solicitation of proxies for election of directors. Shareholders should look to the information required under the Company’s By-laws for shareholder nominations and to the information included in this proxy statement regarding directors and nominees as a guide.
Shareholders also have the right to directly nominate a person for election as a director so long as the advance notice, nominee affirmations, and informational requirements contained in the By-laws, applicable law, and SEC rules, including Rule 14a-19 of the Securities Exchange Act of 1934, are satisfied. See “Future Shareholder Proposals and Nominations” below.
Scientific Advisory Committee
The Scientific Advisory Committee of the Board met twice during 2025. This Committee consists of all of the directors as well as additional members that are not directors or officers of the Company. These additional members are Mr. Timothy J. Fink, a retired former Senior Director at PepsiCo, Inc.; Dr. John Floros, Professor in Food Science and Technology at New Mexico State University; Dr. Eric Decker, Professor and Head of the Department of Food Science at the University of Massachusetts, Amherst; Dr. Monica Giusti, Associate Chair and Professor in the Department of Food Science & Technology at The Ohio State University; and Carol Kellar, Principal at Kellar & Associates, LLC.
Among other functions, this Committee:
•	reviews the Company’s research and development programs with respect to the quality and scope of work undertaken;
•	advises the Company on maintaining product leadership through technological innovation;
•
reports on new technological trends and regulatory developments that would significantly affect the Company and suggests possible new emphases with respect to its research programs and new business opportunities; and

•	works directly with management on key innovation and product safety related projects.
Committee Charters, Code of Conduct, and Other Governance Documents
The Charters for the Audit, Compensation and Development, and Nominating and Corporate Governance Committees of the Company’s Board are included in the Company’s By-laws and are available free of charge on the Company’s website (https://www.sensient.com/about-us/corporate-governance). The Company is strongly committed to the highest standards of ethical conduct, and its Code of Conduct for all Company officers, directors, and employees is also posted on the Company’s website. If there are any amendments to the Code of Conduct, or if waivers from it are granted for executive officers or directors, those amendments or waivers also will be posted on the Company’s website.
Insider Trading Policy
The Company has adopted insider trading policies and procedures that govern the purchase, sale, and other dispositions of its securities by directors, officers, and employees, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Sustainability Initiatives
We are committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources. All of our facilities are required to operate in compliance with applicable laws and regulations and in a manner to avoid harm to the environment, prevent pollution, and reduce waste. We have a strong record of environmental compliance in our facilities, and our products generally have a low environmental impact. However, the environmentally friendly nature of our products and our compliance record will not be enough to meet future sustainability requirements.
Over the past several years, we have refined the way we envision sustainability. In order to increase the transparency of our climate-related disclosures, we prepare our annual Sustainability Report to align with topics and metrics from the Sustainability Accounting Standards Board (SASB) disclosure standards for the Chemicals industry. Additionally, we have aligned our annual Sustainability Report to begin to address the recommendations and supporting disclosures of the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (TCFD).
We have proactively developed an environmental Sustainability Strategy with practical, attainable goals and milestones that will sustain the growth and profitability of our business. The following five pillars are the focus of our sustainability efforts:
•	Reduce consumption of non-renewable energy and reduce emissions of greenhouse gases.
•	Improve water efficiencies and decrease water consumption, prioritizing sites in high-stress areas.
•	Reduce waste and apply the principles of a circular economy.
•	Build a sustainable supply chain that fully integrates ethical and environmentally responsible practices.
•	Design products that generate less carbon, use less water, produce less waste, and consist only of ethically sourced materials.
Long-term, sustainable value creation and preservation are possible only through a strong governance structure, and the Board has delegated to the Nominating and Corporate Governance Committee responsibility for oversight of our sustainability efforts and approval of our annual Sustainability Report.
In addition, we strive to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities. We have a comprehensive Code of Conduct that governs all of our employees worldwide to ensure a culture that promotes ethical behavior, respects and protects human rights, and requires compliance with all applicable laws. Our Code of Conduct also includes a comprehensive set of standards for our suppliers. We rigorously enforce our Code of Conduct.
We describe our sustainability programs and performance in more detail in our Sustainability Report, which is posted on our website. The contents of our Sustainability Report and information on our website are not incorporated by reference into this proxy statement or in any other report or document we file with the SEC.
Board Leadership Structure; Executive Sessions of Independent Directors; Combination of Chief Executive Officer and Chairman of the Board Roles
The Board’s leadership structure is driven by the needs of the Company at any point in time and has varied over time. The Company does not have a policy requiring a combination or separation of the Chief Executive Officer and Chairman of the Board roles and the Company’s governing documents do not mandate a particular structure. This allows the Board the flexibility to establish the most appropriate structure for the Company at any given time. The roles of Chief Executive Officer and Chairman of the Board are currently combined. We do not believe that combining these roles negatively impacts our operating performance or our ability to have effective corporate governance. The Board has carefully considered this issue, including reviewing academic research regarding the issue. Consistent with the research, the Board agreed with the finding that “[t]here is little research support for requiring a separation of these roles. Most research finds that the independence status of the chairman is not a material indicator of firm performance or governance quality.” David F. Larcker and Brian Tayan, Chairman and CEO: The Controversy Over Board Leadership Structure (Stanford 2016) (summarizing research); see also David F. Larcker and Brian Tayan, Loosey-Goosey Governance: Four Misunderstood Terms in Corporate Governance (Stanford 2019) (concluding that “research shows no consistent benefit from requiring an independent chair” and “the independence status of the chairman has no relation to governance quality”).
Moreover, in 2014, the Board created the position of Lead Director to facilitate the administration of Board functions and to enhance corporate governance practices. The Board elects a Lead Director from among the independent directors. Our current Lead Director is Dr. Carleone. The Lead Director coordinates the activities of the independent directors and performs such other duties and responsibilities as the Board may determine, including the following:

•	presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent and non-management directors;
•	serves as the principal liaison between the Chairman and the independent directors;
•	reviews in advance all information sent to the Board, including the quality, quantity, appropriateness, and timeliness of such information;
•	approves meeting agendas for the Board;
•	approves the frequency of Board meetings and meeting schedules, assuring there is sufficient time for discussion of all agenda items; and
•	obtains advice and counsel from the General Counsel, to the extent requested by the Lead Director and where appropriate, related to fulfilling the Lead Director’s duties.
The Company’s independent directors meet at regularly scheduled executive sessions without management at least three times per year. During 2025, the independent directors held three executive sessions.
The use of executive sessions of the Board, the Board’s strong committee system, the substantial majority of independent directors (currently eight out of ten), and the service of our Lead Director, allow the Board to maintain effective risk oversight and provide that independent directors oversee the Company’s financial statements, the executive compensation program, the selection and evaluation of directors, and the development and implementation of our corporate governance programs.
This proxy statement describes our philosophy, policies, and practices regarding corporate governance, risk management, and executive compensation. Interested parties who wish to make their views or concerns known regarding these or other matters may communicate with management, with our Lead Director or any of our other independent directors, or with the Board as a whole in writing addressed to the attention of the Company Secretary. The Company’s Corporate Governance Guidelines provide that all communications to Board members will be relayed by the Company Secretary to the appropriate Board members unless the content is obviously inappropriate for Board review.
Director Independence
The Company’s Corporate Governance Guidelines provide guidelines for determining whether a director is independent from management. For a director to be considered independent, the Board must make an affirmative determination that the director has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). The guidelines also incorporate the specific criteria reflected in the currently applicable New York Stock Exchange rules to assist the Board in determining whether a director has a material relationship with the Company.
In addition, the guidelines state that no director shall be considered independent unless he or she meets the requirements for independence under applicable securities laws. Members of the Audit Committee and of the Compensation and Development Committee are subject to additional independence requirements. For purposes of determining independence, the “Company” includes any parent or subsidiary in a consolidated group with the Company.
Ms. Whitelaw has been a Board member of the Company for over thirty years. Her perspective, experience, deep insight into the Company and its operations, and continued constructive feedback and guidance have been invaluable to the Company for her tenure with the Board. As further discussed below, we do not believe that tenure alone presumptively renders a Board member to be not independent. While we do not believe that she has any relationship with the Company that would render her unable to be independent, we recognize that certain investors, stakeholders, advisory firms, and other parties may question whether such a lengthy tenure impacts Ms. Whitelaw’s ability to be independent. As a result, beginning in February 2023, the Board has considered the length of Ms. Whitelaw’s tenure to be exceptional circumstances and therefore has not conclusively determined that Ms. Whitelaw is independent under the applicable rules of the New York Stock Exchange and the SEC, and the Company’s independence criteria.
The Board has affirmatively determined that Messrs. Bruggeman, Jain, and Morrison, Drs. Carleone, Ferruzzi, and Landry, and Mses. Jackson, and McKeithan-Gebhardt (who constitute all of the director nominees and current members of the Board except Mr. Paul Manning and Ms. Whitelaw) are independent under the applicable rules of the New York Stock Exchange and the SEC and the Company’s independence criteria. In making this determination, the Board reviewed information provided by each of the nominees to the Company.
Tenure
The Board considers length of director tenure when evaluating director independence, but it does not believe long tenure alone presumptively renders a Board member to be not independent. The Board recognizes the contributions experienced directors make to the Board. The Board has determined that its long-tenured directors have superior skills and experience, bring diverse perspectives, and provide tangible value to the Board and the Company. The Board has also determined that their length of tenure has allowed these directors to accumulate valuable knowledge and experience based upon their history with the Company. This knowledge and experience improve the ability of the Board to provide constructive guidance and informed oversight to management. Furthermore, in the Board’s opinion, the length of tenure of its members has not in any way impaired the willingness of any director to question and confront any issue or exercise independent and impartial oversight of the Company in any area.
The Board does not believe that mandatory retirement ages or arbitrary term limits are appropriate because the Board benefits from the contributions of its experienced directors who have developed insight into the Company over the course of their service on the Board. The Company is committed to the ongoing refreshment of the Board of Directors as evidenced by the fact that six new independent directors have joined the Board since 2015 with an average tenure of slightly greater than eight years for the independent director nominees. As a result of these efforts, the Board believes that it currently has an appropriate mix of long- and short-tenured directors that provides a beneficial and dynamic balance.
Director Self-Evaluation and Succession Planning
Each director completes an annual self-evaluation for evaluating the performance of the Board and its committees. As part of the annual self-evaluation process, the directors consider various topics relating to the Board’s and each Board committee’s role, structure, composition, relationship with management, access to information and resources, process, and responsibilities, as well as the overall mix of director experiences and skills. The Board and each of its committees then independently reviews and discusses the results of the annual self-evaluations and any other relevant issues related to the Board or the Company. Any issues arising from the evaluation process are discussed with both the Chairman and in Executive Session with the Lead Director. The Nominating and Corporate Governance Committee reviews and modifies as necessary the evaluation process on an annual basis. The Board’s succession planning considers the results of the Board’s self-evaluation, together with other information, including the overall mix of tenure, experience, and skills of the directors, upcoming retirements of individual directors, the experience and skills that would be desirable for future directors, and the needs of the Board and its committees at the time. Additionally, the Chairman of the Nominating and Corporate Governance Committee welcomes feedback from shareholders on Board composition as well as potential candidates.
Director Compensation and Benefits
The Nominating and Corporate Governance Committee annually determines the form and amount of director compensation, with review and approval by the Board. The objectives of our director compensation program are to fairly compensate directors for the time commitment required in fulfilling their duties and closely align director compensation with the interests of our shareholders. The Board believes that director stock awards and strong director stock ownership requirements further align the economic interests of directors and shareholders.
Directors who are not employees of the Company are entitled to receive an annual cash retainer of $91,600 (unchanged since 2018), an annual restricted stock award in a number of shares with a value of $111,000 (unchanged from prior year), and reimbursement of expenses related to meeting attendance. Each Committee chairman receives an annual chairman retainer (ranging from $8,000 to $25,500 depending on the Committee), while Committee members receive a lower committee retainer (ranging from $2,000 to $13,500 depending on the Committee). The amounts of Committee chairman and member retainers vary based upon the workloads and number of meetings for the respective committees. The Lead Director receives a $25,000 retainer for his service. The Board determined that director compensation is reasonable, consistent with peer group director pay levels, and meets the objectives of the director compensation program. The cash retainers all remain at the same levels as they were set in 2018.
Until June 30, 2014, the Company had an unfunded retirement plan for non-employee directors who had completed at least one year of service with the Company as a director. The plan provides a benefit equal to the base annual retainer for directors in effect as of June 30, 2014. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active, non-employee director. The plan was terminated effective as of June 30, 2014, but that termination did not impair the rights of currently active or past eligible directors to receive or continue to receive the payments to which the eligible director would have been entitled through the termination date.
The Company has a Directors’ Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, a director may defer all or a portion of his or her total director pay. The plan provides that directors who defer all or part of their retainer receive an equivalent amount of Common Stock. Upon retirement, the shares accrued pursuant to this plan will be distributed either: (i) in a single distribution on January 31st of the calendar year following the year in which the director ceases to be a director, or on January 31st of any year thereafter; or (ii) in five equal consecutive annual installments commencing on January 31st of the first calendar year after the director ceases to serve as a director. In the event of death, the balance of shares in a director’s account will be distributed in a single distribution to a designated beneficiary or to the director’s estate.
The Company’s 2017 Stock Plan, as amended and restated (the “2017 Stock Plan”), provides for the annual grant of restricted stock awarded to each non-employee director on the Annual Meeting date, as discussed above. The number of shares to be issued is based on a dollar value determined annually in advance by the Nominating and Corporate Governance Committee. The shares vest in increments of one-third of the total grant on each of the first, second, and third annual meetings of shareholders after the date of grant. Even after vesting, the shares are subject to Sensient’s stock ownership guidelines for non-employee directors, including a requirement that directors hold at least 75% of future awards (net of taxes and any exercise price) until separation from the Board, with a limited exception for sale of up to 50% of vesting restricted stock to permit payment of related taxes.
Set forth below is a summary of the compensation paid to each non-employee director in fiscal 2025:
2025 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
B. Bruggeman	$99,100	$111,074	$—	$—	$210,174
Dr. J. Carleone	146,100	111,074	—	70,000	327,174
Dr. M. Ferruzzi	108,600	111,074	—	—	219,674
C. R. Jackson	108,100	111,074	—	—	219,174
S. P. Jain	109,600	111,074	—	60,000	280,674
Dr. D. W. Landry	108,600	111,074	—	—	219,674
D. McKeithan-Gebhardt	109,100	111,074	—	7,500	227,674
S. C. Morrison	125,100	111,074	—	—	236,174
E. Whitelaw	98,100	111,074	—	—	209,174

(1)	Includes annual board member, committee member, committee chair, and lead director retainers.
(2)
The amounts in the table reflect the grant date fair value of stock awards to the named director in 2025. Accounting Standards Codification (“ASC”) 718 requires recognition of compensation expense over the vesting period (or until retirement age) for stock awards granted to employees and directors based on the estimated fair value of the equity awards at the time of grant. The 2025 restricted stock awards to directors were made on April 24, 2025. The grant date fair value of the 2025 restricted stock award to each director was $80.14 per share.

(3)	The shares of restricted stock awarded to directors vest in increments of one-third of the total grant on each of the first, second, and third annual meetings of shareholders after the date of grant.
(4)	Each non-employee director had the following equity awards outstanding as of the end of fiscal 2025; note, there are no outstanding Option Awards:

Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)
B. Bruggeman	2,343

Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)
Dr. J. Carleone	2,750
Dr. M. Ferruzzi	2,750
C. R. Jackson	2,750
S. P. Jain	2,750
Dr. D. W. Landry	2,750
D. McKeithan-Gebhardt	2,750
S. C. Morrison	2,750
E. Whitelaw	2,750

(5)
Each director and employee of the Company is eligible to participate in our matching grants program. Under this program, the Company’s charitable foundation will match qualifying contributions to certain eligible educational institutions of up to $35,000 per eligible institution, and $70,000 in total per donor, in a calendar year.

AUDIT COMMITTEE REPORT
The duties and responsibilities of the Audit Committee of the Board are set forth in a written charter adopted by the Board, as set forth in the Company’s By-laws and available free of charge on the Company’s website at https://www.sensient.com/about-us/corporate-governance. The Audit Committee reviews and reassesses this charter annually and recommends any changes to the Board for approval. In accordance with its charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2025, the Audit Committee met eight times. The Audit Committee discussed the financial information contained in each quarterly earnings announcement and in each of the Company’s Forms 10-Q and 10-K. These discussions included the Company’s Chairman, President, and Chief Executive Officer, its Chief Financial Officer, its Vice President, Controller, and Chief Accounting Officer, its Senior Vice President, General Counsel, and Secretary, and its independent auditors, and occurred prior to release of each earnings announcement and prior to filing the Company’s Forms 10-Q and 10-K with the Securities and Exchange Commission. During each fiscal quarter of 2025, the Audit Committee reviewed the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for Forms 10-Q and 10-K, including the Company’s disclosure controls and procedures and internal controls.
In discharging its oversight responsibility for the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence and information required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence. The Audit Committee also discussed with the auditors any relationships that may impact the auditors’ objectivity and independence. The Audit Committee also considered whether the provision of any non-audit services by the auditors was compatible with maintaining the auditors’ independence. The Audit Committee is satisfied that the auditors are independent. The Audit Committee likewise discussed with management, the Company’s Director, Internal Audit, and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed the audit plans, audit scopes, and identification of audit risks with both the independent auditors and the Director, Internal Audit.
The Audit Committee discussed and reviewed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations and met separately with the Company’s Director, Internal Audit. The Audit Committee meets without management as part of every in-person Committee meeting.
Audit Fees
During the years ended December 31, 2025 and 2024, aggregate fees (including expenses) for the annual audit of the Company’s financial statements were approximately $3,620,955 and $3,426,200, respectively. Audit fees include fees for the audit of the Company’s consolidated financial statements, fees for statutory audits of foreign entities, fees for quarterly review services, and fees related to the Company’s SEC filings.
Audit-Related Fees
During the years ended December 31, 2025 and 2024, aggregate fees (including expenses) for audit-related services provided by the independent auditors were approximately $5,611 and $5,200, respectively. Audit-related fees include fees for access to an accounting related research tool.
Tax Fees
During the years ended December 31, 2025 and 2024, aggregate fees (including expenses) for tax services provided by the independent auditors were approximately $1,019,041 and $1,093,264, respectively. Tax services include tax compliance, tax advice, and tax planning.
All Other Fees
No other fees were paid to the Company’s auditors in 2025 or 2024.

The Audit Committee approved all of the services described above. At its February 2026 meeting, the Audit Committee reviewed and approved resolutions continuing the Company’s Audit Committee Pre-Approval Policy for a new twelve-month period. This policy provides that the Audit Committee is required to pre-approve all audit and non-audit services performed by the independent auditors and specifies certain audit, audit-related, and tax services that have general pre-approval for the next twelve months, subject to specified dollar limits. Pursuant to the resolutions and the policy, the Chairman of the Audit Committee has the authority to grant pre-approval when necessary, provided that such pre-approval is reported to the Audit Committee at its next meeting.
The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2025, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.
In performing all of the functions described above, the Audit Committee acts only in an oversight capacity. The Audit Committee does not complete its reviews of the matters described above prior to our public announcements of financial results. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for our financial statements and related reports and internal control over financial reporting, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to GAAP and on the effectiveness of the Company’s internal controls over financial reporting.
Based on the review and discussions with management and the independent auditors described above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2025, be included in its 2025 Annual Report, for filing with the SEC. As further discussed in Item 3, “Ratification of Appointment of Independent Auditors,” the Audit Committee has appointed Ernst & Young LLP, subject to shareholder approval, to be the independent auditors for 2026. The Board has recommended that the shareholders ratify that appointment.
Date: February 12, 2026

Scott C. Morrison, Chairman Dr. Joseph Carleone Carol Jackson Sharad P. Jain

PRINCIPAL SHAREHOLDERS
Management
The following table sets forth certain information as of February 13, 2026, except as otherwise indicated, regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table below (“named executive officers”), each director and nominee of the Company, and all of the current directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership and Percent of Class(2)(3)(4)(5)
Brett W. Bruggeman	2,718
Dr. Joseph Carleone	45,747
Dr. Mario Ferruzzi	11,516
Michael C. Geraghty	46,348
Carol R. Jackson	6,070
Sharad P. Jain	5,854
Amy Schmidt Jones	25,977
Dr. Donald W. Landry	9,962
John J. Manning	36,321
Paul Manning	280,153
Deborah McKeithan-Gebhardt	22,096
Scott C. Morrison	11,057
Tobin Tornehl	16,463
Essie Whitelaw	18,010
All current directors and executive officers as a group (19 persons)	569,499

(1)	The address of all directors and executive officers is c/o Sensient Technologies Corporation, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(2)
No director or named executive officer beneficially owns 1% or more of the Company’s Common Stock. The beneficial ownership of all current directors and executive officers as a group equals 1.3% of the Company’s outstanding Common Stock.

(3)
Includes 227 shares held by Dr. Ferruzzi’s wife’s ESOP, acquired when she was an employee of Sensient Flavors LLC; 80 shares held by Mr. Paul Manning’s children; and 49 shares held by Mr. John Manning’s children.

(4)
Does not include the following performance stock units: Mr. Geraghty — 18,386 performance stock units; Ms. Jones — 12,251 performance stock units; Mr. John J. Manning — 14,810 performance stock units; Mr. Paul Manning — 106,450 performance stock units; Mr. Tornehl — 11,524 performance stock units; and all current executive officers as a group — 181,600 performance stock units. The vesting and performance criteria related to the performance stock units are discussed in the subsection below entitled “Equity Awards.”

(5)
Shares owned through Sensient’s Savings Plan stock fund and Sensient’s ESOP are held on a unitized basis. The numbers of shares held through these plans have been estimated based on the closing stock price of $93.03 on February 13, 2026.

Other Beneficial Owners
The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock as of February 13, 2026 (except as indicated in the footnotes), based solely on review of filings made with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class(1)
Winder Pte Ltd. and related persons(2)	6,304,914 shares	14.8%
BlackRock, Inc.(3)	6,243,635 shares	14.7%
The Vanguard Group, Inc.(4)	4,962,758 shares	11.7%

(1)	All percentages are based on 42,551,316 shares of Common Stock outstanding as of February 13, 2026.
(2)
Winder Pte Ltd., Winder Investment Anstalt, Winder Anstalt, Haldor Foundation, and Freemont Capital Pte. Ltd. filed an Amendment No. 6 to Schedule 13G dated February 14, 2025. The address for Winder Pte Ltd. and Freemont Capital Pte. Ltd. is #19-01A 6 Battery Road, Singapore 049909, and the address for the remaining reporting persons is Zollstrasse 16, 9494 Schaan, Liechtenstein. All reporting persons other than Freemont Capital Pte. Ltd. reported that, as of December 31, 2024, they had shared power to vote 6,304,914 shares of Common Stock and dispositive power with respect to 0 shares of Common Stock. Freemont Capital Pte. Ltd. reported that, as of December 31, 2024, it had no power to vote any shares of Common Stock and sole dispositive power with respect to 6,304,914 shares of Common Stock. All reporting persons stated that none of the shares were acquired with the purpose or effect of changing or influencing the control of the issuer.

(3)
BlackRock, Inc. filed a Schedule 13G dated January 21, 2011, with respect to itself and certain subsidiaries. BlackRock’s address is 50 Hudson Yards, New York, New York. Its Amendment No. 17 to Schedule 13G, dated April 30, 2025, reported that as of March 31, 2025, it held sole power to vote 6,197,337 shares of Common Stock and sole dispositive power with respect to 6,243,635 shares of Common Stock. It stated that all of the shares are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the issuer.

(4)
The Vanguard Group, Inc. filed a Schedule 13G dated February 7, 2013, with respect to itself and certain subsidiaries. Vanguard’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania. Its Amendment No. 13 to Schedule 13G, dated October 30, 2025, reported that as of September 30, 2025, it had sole power to vote 0 shares of Common Stock, shared power to vote 287,143 shares of Common Stock, sole dispositive power with respect to 4,626,119 shares of Common Stock, and shared dispositive power with respect to 336,639 shares of Common Stock. It stated that all of the shares were acquired in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the issuer.

COMPENSATION AND DEVELOPMENT COMMITTEE REPORT
The duties and responsibilities of the Compensation and Development Committee of the Board (the “Compensation Committee”) are set forth in a written charter adopted by the Board, as set forth in the Company’s By-laws and available free of charge on the Company’s website at https://www.sensient.com/about-us/corporate-governance. The Compensation Committee reviews and reassesses this charter annually and recommends any changes to the Board for approval.
As part of the exercise of its duties, the Compensation Committee has reviewed and discussed the following “Compensation Discussion and Analysis” contained in this proxy statement with management. Based upon that review and those discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be incorporated by reference in the Company’s 2025 Annual Report and included in this proxy statement.
Dr. Joseph Carleone, Chairman
Dr. Mario Ferruzzi
Dr. Donald W. Landry
Scott Morrison

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis discusses the material elements of our compensation program and policies and may assist you in reviewing these disclosures and in understanding the Company’s executive compensation decisions for 2023, 2024, and 2025, and its ongoing compensation program for 2026 and future years. The core of our executive compensation philosophy is that our executives’ compensation should be linked to the achievement of financial and operating performance metrics that build both long-term and short-term value for our shareholders. We also regularly review our compensation program and policies to ensure that they are appropriately encouraging the retention of our key talent.
When we refer to our named executive officers, we are referring to the following individuals who were senior officers of the Company during 2025 and whose 2025 compensation is set forth below in the Summary Compensation Table and subsequent compensation tables:
•	Paul Manning, Chairman, President, and Chief Executive Officer;
•	Tobin Tornehl, Vice President and Chief Financial Officer;
•	Michael C. Geraghty, President, Color Group;
•	John J. Manning, Senior Vice President, General Counsel, and Secretary; and
•	Amy Schmidt Jones, Vice President, Human Resources and Senior Counsel.
2025 Financial Highlights
•
Overall, the Company’s 2025 operating and financial performance continued to build on our strong 2024 results. Our focus on sales execution and customer service as well as our broad product portfolio have all contributed to the growth achieved in each of the Company’s groups. We continue to prove to our customers that we are an innovative and reliable supplier. Our innovative product portfolio has a wide variety of natural flavors and colors and personal care products, positioning us for future growth and to capitalize on opportunities in the markets in which we operate.

•
The Color Group had another outstanding year, reporting local currency revenue growth[1] of 7.4% and local currency operating profit growth[1] of 16.9%. The food and pharmaceutical product line drove the Group’s results and experienced solid volume growth due to strong new sales wins and technically differentiated products.

•
The Flavors & Extracts Group delivered modest operating income growth in 2025, despite challenges in the agricultural ingredients product line. The Group reported local currency revenue declines[1] of 1.3% and local currency operating profit growth[1] of 3.4% in 2025. The agricultural ingredients product line negatively impacted the Group’s results with lower sales volumes, significantly higher crop costs throughout 2025, and a one-time inventory loss stemming from the impact of severe rains from atmospheric river events experienced in California late in the year that disrupted the harvest and production.

•
The Asia Pacific Group experienced moderate growth in 2025, reporting local currency revenue growth[1] of 2.4% and local currency operating profit growth[1] of 3.8%. The Group experienced some volume headwinds during the year due to tariff-induced supply chain disruptions in certain regions.

Strong Alignment Between Pay and Performance
For 2025, our incentive-based compensation programs tracked performance over the 1- and 3-year periods. Performance against financial targets in 2025 under our incentive cash awards resulted in our named executive officers earning between 155.1% to 186.5% of the target award amounts, which were approved for payment on February 12, 2026. Achievement of financial targets during 2023-2025 under our 2022 performance stock unit awards resulted in our named executive officers earning 85.4% of the target award amounts.
[1]
Local currency revenue and local currency operating profit are non-GAAP financial measures. See “Non-GAAP Financial Measures” under Item 7 of the Company’s 2025 Annual Report for information regarding these measures and a reconciliation to the most directly comparable GAAP measures.

2025 Say-on-Pay Vote
At the 2025 Annual Meeting of Shareholders, we held our fifteenth annual advisory vote to approve named executive officer compensation. Approximately 94.9% of the votes cast voted in favor of the executive compensation disclosed in our 2025 Proxy Statement.
Members of our senior management regularly engage with stakeholders and solicit feedback on compensation and governance matters. This engagement takes the form of telephonic and face-to-face meetings with institutional shareholders, analysis of market practices, and advice from Willis Towers Watson and, in connection with the 2025 grant of performance stock units, Compensia, the Compensation Committee’s independent compensation consultants. The Compensation Committee further reviewed the results of our Say-on-Pay votes, feedback from institutional shareholders, advice from its independent compensation consultants, information from proxy advisory services, peer group analysis, and management recommendations based on Sensient’s strategic direction and market practices.
The Compensation Committee and the Board believe that the positive shareholder support in the Company’s Say-on-Pay votes since 2015 has been a result of the linkage of pay and performance embedded in the design of the Company’s compensation programs and the Company’s strong corporate governance practices. Those practices include the following:
•
Between 2014-2019, 100% of our long-term equity incentive awards for officers were granted as performance stock unit awards with a three-year performance and vesting period. In 2020, the Compensation Committee decided to reduce this amount from 100% to 60%, with 40% granted in the form of restricted stock with three-year cliff vesting, in order to better align the Company’s compensation with general market practice and to strengthen the retention component of our long-term incentive program. However, the largest component of compensation for our named executive officers remains performance stock unit awards with a three-year performance and vesting period.

•	Robust stock ownership guidelines for officers and directors.
•
Pro-rated vesting of performance-based equity awards to officers whose employment with the Company terminates because of death, disability, or retirement after reaching retirement age during the performance period.

•
If all of our nominees are elected to the Board, our on-going Board refreshment efforts will have resulted in the appointment of six new independent directors since 2015: Drs. Ferruzzi and Landry in 2015, Mr. Morrison in 2016, Ms. Jackson in 2019, Mr. Jain in 2021, Mr. Bruggeman in 2024. The current average tenure for the Board nominees is less than twelve years. The average tenure for the independent director nominees is slightly greater than eight years. We continue to welcome input from our shareholders regarding potential candidates for the Board of Directors.

•	We have a majority standard for the election of directors in non-contested elections combined with a director resignation policy.
•	We have strong independent Board leadership through a lead independent director.
Sensient’s Executive Compensation Program Highlights
Sensient’s executive compensation program features the following shareholder favorable “best practices”:

Compensation Program Feature	Description
“Hold-to-retirement” policy	Non-employee directors are required to hold at least 75% of any additional net shares awarded to them until he or she retires from the Board.

No equity short sales, hedging, or pledging
Since 2010, our stock ownership guidelines for officers and non-employee directors have explicitly prohibited short sales, hedging, and pledging transactions involving our securities. In addition, we have a policy that prohibits all employees from engaging in short sales, hedging, or pledging transactions involving our securities.

Proactive engagement
In addition to our annual say-on-pay vote, our senior management engages directly with institutional shareholders and other key stakeholders throughout the year to gather feedback regarding our performance and executive compensation programs.

Compensation Program Feature	Description
Performance measures	Performance measures for incentive compensation are closely linked to challenging strategic and near-term operating objectives and are designed to create long-term shareholder value.

Compensation Committee member- ship and independent compensation consultant
Our Compensation Committee is composed entirely of independent, non- employee directors and engages an independent compensation consultant to perform an annual independent risk assessment of our executive compensation program.

Annual review and modification of executive compensation	Our Compensation Committee reviews and modifies executive compensation on an annual basis to achieve program objectives.

No discretionary or multi-year guaranteed bonuses	We have no discretionary bonuses and no multi-year guaranteed bonuses for any of our executive officers.

Proration of performance-based equity awards and annual cash incentive awards	We prorate performance-based equity awards and annual cash incentive awards to executives who leave the Company due to retirement, death, or disability during the applicable performance period.

No tax gross-ups
We do not have any tax gross-ups in any of our change of control agreements with any of our executive officers, and we do not provide any tax gross-ups on perquisites to executives after they become named executive officers.

No equity repricing or exchange	Our equity incentive plans prohibit repricing or exchange of underwater stock options or stock appreciation rights.

Double-Triggers
Our change of control agreements have a “double-trigger” such that benefits payable under such agreements are not paid unless a change in control is also accompanied by a qualifying termination of employment within 36 months.

Clawbacks
In 2023, pursuant to the then newly-adopted listing standards by the NYSE, we reviewed and updated our clawback policy to require the Company to recover erroneously awarded incentive-based compensation received by its executive officers in the event of an accounting restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirement under the securities laws.

Stock ownership guidelines
Our Chief Executive Officer is required to hold shares of Common Stock equal to a multiple of six times his salary; any officer who is a direct report to the CEO is required to hold shares of Common Stock equal to a multiple of two times his or her salary; and each other officer is required to hold shares of Common Stock equal to a multiple of one times his or her salary, within five years from an officer’s date of election or appointment (in each such case, including restricted stock and performance stock units). Each non-employee director is required to hold shares with a value of at least five times the annual retainer for directors after five years of service on the Board (including restricted stock).

Executive Compensation Flows Directly from Sensient’s Business Strategies; Investments Focus on Value Creation, Primarily Over the Long Term
Our approach to executive compensation flows directly from our approach to value creation for the Company and our shareholders. Although all timeframes are relevant, we focus primarily on long-term investments both in our employees and through acquisitions and strategic capital investments in state-of-the-art facilities and equipment designed to produce the highest quality innovative products efficiently and with product safety and regulatory compliance in mind. Our equity compensation program and our robust stock ownership guidelines are designed to align our executive compensation program with this long-term value creation focus. We believe that the annual components of our executive compensation program do not detract from our focus on long-term value creation through innovation, acquisitions, and strategic capital investments. We also believe that the three-year vesting of performance stock units, which represent 60% of long-term incentive plan grants, together with time-based restricted stock awards, which represent the remaining 40% of grants and vest, if at all, after three years, and stock ownership requirements directly align named executive officer compensation and incentives to longer-term shareholder value.
Compensation Processes and Procedures
The pages below discuss the Compensation Committee and the processes and procedures used by the Compensation Committee in reviewing and determining executive compensation.
The Compensation Committee
The Compensation Committee is composed entirely of independent, non-employee directors, as determined using New York Stock Exchange listing standards both for directors generally and for compensation committee members. The Committee oversees Sensient’s executive compensation programs and monitors incentives for risk-taking from compensation programs for all employees. See “Committees of the Board — Compensation and Development Committee” above for a description of the Committee’s responsibilities. This discussion and analysis is designed to assist your understanding of Sensient’s compensation objectives and philosophy, the Compensation Committee’s practices, and the elements of compensation for the named executive officers.
Compensation Objectives and Philosophy
Sensient’s executive compensation program is designed:
•
to support Sensient’s strategic business objectives by linking a significant portion of our named executive officers’ pay to key performance outcomes measured against pre-established short- and long-term performance metrics;

•	to align executive and shareholder interests through equity-based compensation, including performance-based stock units, and long-term stock ownership arrangements;
•	to attract, motivate, and retain highly qualified and talented executives and employee talent;
•	to encourage management practices, controls, and oversight that prioritize ethical behavior and minimize the risks present in Sensient’s business; and
•	to incentivize management to execute on the accelerated growth strategy needed to maximize the Company’s opportunities in connection with its customers’ natural color conversion efforts.
The Committee determines specific compensation levels for Sensient’s executive officers based on several factors, including:
•	achievement of strategic and financial plans, and specific financial and performance targets, without taking unnecessary or excessive risks;
•	each executive officer’s role and his or her performance, experience, and tenure in the position and with the Company;
•	the total salary and other compensation for the executive officer during the prior fiscal year;
•	an analysis of pay at peer group companies, industry pay survey data, and market compensation practices for executive officers; and
•	how the executive officer may contribute to Sensient’s future success.
In sum, the Committee intends that Sensient’s executive compensation program is designed to effectively support key business objectives through pay-for-performance strategies that reward performance based on our executives’ individual contributions to the Company’s success in a manner that does not encourage unnecessary or excessive risks.

The Committee determines the amounts and mix of compensation elements for Sensient’s executives based on the compensation design and other factors described above, including the philosophy of measuring and rewarding performance and retaining key executives. Sensient reviews its compensation awards compared to compensation levels for comparable positions at Sensient’s peer group of public companies of similar size and complexity as well as published survey data, adjusted as described below (together, the “Comparable Company Data”), using regression analysis for the survey data because of differences in size between the comparable companies and the Company. This review is performed to ensure that Sensient’s compensation programs are reasonably applied, and also to ensure that they are competitive for purposes of attracting and retaining key executives. The selection of our peer group and each material element of compensation are discussed further below.
Key elements of the executive compensation program directly link executive compensation to the Company’s performance and success in meeting specified financial goals and objectives. The Committee also considers other compensation and amounts payable to executive officers, including potential payments in a situation involving a change of control of the Company.
The Committee also recognizes that situations involving a potential change of control of a company can be very disruptive to all of its employees, including executive officers, because a change of control could affect the employees’ job security, authority, or compensation. To help address the inherent potential conflict of interest between executive officers’ personal interests and other interests of the Company and its shareholders, since 1988, we have provided key decision-making officers with agreements that will help mitigate their concerns about such personal matters in the case of a change of control and thereby assure that management provides objective guidance to the Board and shareholders. As noted above, since 2010, these have been double-trigger agreements, requiring both change of control and loss of employment within three years. Change of control agreements can also help ensure that the management team stays intact before, during, and after a change of control, thereby protecting the interests of not only the Company’s shareholders but also those of any acquirer. We believe that these change of control agreements align the interests of executives with the interests of shareholders in maximizing the value of Sensient stock at the time of any change of control.
Finally, as with most companies, the Company provides various other benefits to its employees, including its executive officers. Many of these benefits, such as health insurance, are provided on the same basis to all salaried employees. In many respects, the types and amounts of those benefits have historically been driven by reference to the Company’s past practices. The Committee regularly reviews these and other benefits, including special benefits or “perks,” for executive officers. In 2014, the Committee and Board eliminated all tax gross-up payments on perks paid to executive officers after they become named executive officers.
Compensation Committee Practices
Each year the Committee conducts a review of the Company’s executive compensation program. As part of its review, the Committee considers the results of our annual shareholder advisory votes regarding executive compensation in determining its ongoing compensation policies and decisions.
The Compensation Committee has the sole authority to retain and terminate a compensation consulting firm to assist it in the evaluation of compensation of the Chief Executive Officer and other executives and employees of the Company and the sole authority to approve the consultant’s fees and other retention terms. The Committee is directly responsible for the oversight of the work of any compensation consulting firm retained by it to assist in compiling the Comparable Company Data. The Committee retains an outside compensation consultant, Willis Towers Watson, who, among other things, prepares a report comparing Sensient’s executive compensation to the Comparable Company Data. The Committee began its consideration of annual cash and long-term equity incentive compensation at its July meeting when it received a report from its outside compensation consultant regarding executive compensation trends and the alignment of the Company’s compensation policies to the market. Then, at its October meeting, the Committee further reviewed the Company’s program with its outside compensation consultant and also reviewed the Comparable Company Data discussed below. The Committee also engaged another outside compensation consultant, Compensia, to ensure it was properly incentivizing management as the Company is entering an accelerated period of substantial potential growth as it prepares to fulfill increasing customer demand as the United States food and beverage market transitions from synthetic colors to natural colors. In connection with the engagement, the Committee considered Compensia’s expertise and substantial experience in designing long-term equity incentive programs for such transformative matters. Compensia provided a report to the Committee regarding topics such as market practices, alternative award features and terms, and modeling based on Company performance scenarios. Final review and determinations of salaries, target annual cash incentives, and long-term equity incentive compensation awards were made at the Committee’s December meetings. Additionally, in February 2026, the Committee set metrics for the 2026 annual cash incentive awards based upon the Company’s 2026 budget, which was approved by the Board at its February 2026 meeting.
Establishing a stable and appropriate peer group for the Company remains challenging because Sensient has few direct competitors of similar size that are publicly traded in the United States. The colors and flavors industries are highly fragmented geographically and are diversified among product lines. In light of these challenges, we developed a peer group comprised of companies comparable to Sensient in complexity and market challenges by considering:
•
public companies of comparable size (based primarily on fiscal year 2024 revenues ranging from approximately $522 million to $2.3 billion, with a median of $1.7 billion; market capitalizations with a median of $1.1 billion; and most recently reported operating incomes with a median of $119 million);

•	public companies that operate in the specialty chemicals industry or an adjacent industry;
•	public companies with which it competes for business, resources, and talent;
•
public companies with generally consistent financial performance or other business attributes (based primarily on gross, operating, and net profits; gross, operating, and net margins; full-time employees and total assets; and total shareholder return); and

•	the peer groups proxy advisors use to assess Sensient.
The peer group is reviewed annually and while companies are added or removed as circumstances warrant, the Compensation Committee believes it is beneficial to attempt to keep the peer group fairly stable from year to year for comparison purposes. In July 2025, the Compensation Committee removed Mativ Holdings, Inc. and Rayonier Advanced Materials Inc. because, in each case, those companies’ business models are fundamentally different than the Company’s, and have higher revenue but far lower market capitalization than the Company. 2025 base salaries and 2025 annual management incentive plan target amounts were set in December 2024, and, therefore, the peer group used in making those decisions included Mativ Holdings, Inc. and Rayonier Advanced Materials Inc. in addition to the companies listed below.
The Comparable Company Data included in the 2025 analysis was considered by the Compensation Committee in making decisions for:
•	2026 base salaries;
•	2026 annual management incentive plan target amounts;
•	2025 performance stock unit awards with a three-year performance period (January 1, 2026 – December 31, 2028) (which will vest, if at all, following the end of the performance period); and
•	2025 restricted stock awards with a three-year vesting period (which will vest, if at all, in December 2028).
The Committee’s analysis was based in part on published survey data of a broad group of public and private companies and in part on an analysis of the proxy statements of a peer group of 15 public companies prepared by the Committee’s outside compensation consultant, as described further above. The peer group of 15 public companies included in compensation decisions made in 2025 was:

Ashland Inc.	Ingevity Corporation	Minerals Technologies Inc.

Balchem Corporation	Innospec Inc.	Nu Skin Enterprises, Inc.

Ecovyst Inc.	Koppers Holdings Inc.	Quaker Chemical Corporation

Edgewell Personal Care Company	LSB Industries, Inc.	Stepan Company

Hawkins, Inc.	Medifast, Inc.	USANA Health Sciences, Inc.

Sensient’s market capitalization (as of September 2025), operating income, and revenue ranked at the 98th, 78th, and 46th percentiles of the peer companies, respectively, based on fiscal year 2024 data.
In selecting a consultant, the Committee considers all factors relevant to that person’s independence from management, including the following: (i) whether the consultant’s firm provides other services to the Company, (ii) the fees received by the consultant’s firm from the Company as a percentage of the firm’s overall revenue, (iii) the policies and procedures of the consultant’s firm designed to prevent conflicts of interest, (iv) any business or personal relationship between the consultant and a member of the Committee, (v) any Common Stock owned by the consultant, and (vi) any business or personal relationship of the consultant or the consultant’s firm with an executive officer of the Company.
As part of the process this year to retain its outside compensation consultants, the Compensation Committee evaluated the independence of those firms and their advisers by considering the factors listed above (among other factors that the Committee considered relevant). On the basis of the Committee’s evaluation of the factors listed above, the Committee determined that the advisers’ relationships did not create conflicts of interest and did not adversely affect their independence and advice.
The Company’s management assists the Compensation Committee in its determinations by helping compile and organize information, arranging meetings, and acting to support the Compensation Committee’s work. In reviewing the performance and establishing the compensation levels of executive officers, the Compensation Committee also takes into account the recommendations of the Company’s Chief Executive Officer, except with respect to his own compensation. The Company’s management has no decision-making authority over the Compensation Committee.
Components of 2025 Executive Compensation and Benefits Programs
The following table summarizes the components of our executive compensation and benefits programs for named executive officers. Each component is designed to align the interests of our named executive officers with the Company and our shareholders and is discussed in further detail below.

	Component	Type	Objective
1.	Base Salary	Fixed	-	Attract and retain talented executives by providing base pay at market levels

2.	Annual Cash Incentive Plan Awards	Performance-Based	-	Drive Company and individual annual performance
			-	Focus on growing 2025 adjusted EBITDA (70% weight) and adjusted revenue (30% weight)

3.	Long-Term Equity Incentive Awards	60% Performance-Based and 40% Restricted Stock	-	Align executive officers’ interests with those of the Company and its shareholders over a three-year vesting period

-
Performance-based awards focus on Company’s operating performance in terms of local currency revenue growth (70% weight) and adjusted return on invested capital (30% weight) over a three-year performance period (January 1, 2026 – December 31, 2028)

			-	Restricted stock awards that vest, if at all, after three years

4.	Retirement Benefits	Fixed	-	Attract and retain talented executives by providing retirement benefits to executives who have contributed to the Company’s success over an extended period of time

5.	Other Benefits	Fixed	-	Attract and retain talented executives by providing

Component	Type	Objective
other benefits (e.g., health insurance) at market levels

The performance measures for the annual cash incentive plan and long-term equity incentive awards are defined by the Committee and may include adjustments to the Company’s GAAP financial results. The performance measures described above may be adjusted to remove the effect of foreign currency translation, Portfolio Optimization Plan costs, the impact of acquisitions or divestitures, and other items as defined by the Committee. As discussed above, the Compensation Committee relied in part on a study of peer group performance in setting base salaries and specific performance targets for both the annual cash incentive and the long-term equity incentive awards.
Base Salary
As with most companies, base salary is one of the key elements in attracting and retaining Sensient’s key executives. When determining the amount of base salary for a particular executive, the Committee considers prior salary (and the proposed percentage change in salary); job responsibilities and changes in job responsibilities; individual experience and length of experience; demonstrated leadership ability; Company and individual performance and potential performance; retention needs; years of service at Sensient; years in the officer’s current position; market data (where available) regarding salary levels and changes for similar positions; and the increased responsibilities of officers operating in a lean corporate environment. These factors ordinarily are not specifically weighted or ranked; instead, they are considered in a holistic way.
For 2025, the Committee began with market data (comprised of the Comparable Company Data) and then determined actual base salaries for Sensient’s executives after considering the Chief Executive Officer’s recommendations. The Company continues to believe that the unique skills and qualifications of its executive officers are important to the ongoing growth and success of the Company. Our Chief Executive Officer did not receive a salary increase for 2024 to 2025. The salary increases for the other named executive officers were between 3.0% and 6.3%. The Committee approved salary increases to named executive officers with reference to the 50th percentile of salaries in our peer group for their position as well as such officers’ experience and tenure.
For 2026 compensation decisions, which were made in December 2025, the Committee determined base salaries for Sensient’s executives based on the Comparable Company Data and the Chief Executive Officer’s recommendations. The Committee also considered the Company’s strong 2025 financial performance. Base salary increases in 2026 for our named executive officers ranged from 2.8% to 9.4%.
Annual Incentive Plan Awards
Sensient maintains annual management incentive plans for its officers, business unit management, senior leaders, and other key individuals.
Annual incentive compensation is intended to provide cash-based incentives based upon achieving overall Company, group, or divisional financial goals, while placing a significant part of each person’s total compensation at risk depending upon achievement of those goals. The Committee has discretion to reduce any award by up to 20% if the Committee determines a reduction to be appropriate, such as if the Committee determines that the plan participant caused the Company to take unnecessary or excessive risks. The Committee also has discretion to make exclusions or adjustments for items that were not considered at the time the performance goals were set and are related to an activity or event that is outside of the Company’s ordinary course of business or impacts comparability between periods.
For 2025 annual incentive target awards approved in February 2025 for Ms. Jones and Messrs. Paul Manning, Tornehl, and John J. Manning, based upon the achievement of performance goals during 2025, performance was measured based on a weighted average of the Company’s achievement of two performance goals:
•	adjusted EBITDA (70% weight), and
•	adjusted revenue (30% weight).
These are non-GAAP financial measures. The tables and their footnotes below provide information regarding these measures and how they were calculated.
For 2025 annual incentive target awards approved in February 2025 for Mr. Geraghty, based upon the achievement of performance goals during 2025, performance was split between Color Group (70%) and Corporate (30%) results and measured based on a weighted average of the Color Group’s achievement of two performance goals:

•	adjusted operating profit (70% weight), and
•	adjusted revenue (30% weight).
Awards earned under the annual incentive plan in 2025, based upon targets set in February 2025, were as described in the tables below:

Corporate Performance Goals	2025 Target(1) and Percentage of Target Award Earned	2025 Calculation(2)	Percentage Weight of Award Formula
Adjusted EBITDA	5% decrease minimum, 10% 0% increase, 25%; 8% increase target, 100%; 10% increase maximum, 200%	$298.0 million (9.8% increase)	70%

Adjusted Revenue	5% decrease minimum, 10% 0% increase, 25%; 5% increase target, 100%; 6.5% increase maximum, 200%	$1.6 billion (2.9% increase)	30%

Color Group Performance Goals	2025 Target(1) and Percentage of Target Award Earned	2025 Calculation(2)	Percentage Weight of Award Formula
Adjusted Operating Profit	5% decrease minimum, 10% 0% increase, 25%; 9% increase target, 100%; 12% increase maximum, 200%	$141.3 million (17.0% increase)	70%

Adjusted Revenue	5% decrease minimum, 10% 0% increase, 25%; 5% increase target, 100%; 7% increase maximum, 200%	$699.5 million (7.3% increase)	30%

(1)
A minimum, target, and maximum payment level were set for each performance goal for purposes of determining awards as shown above. 2025 performance below the minimum level would have resulted in no payment for that performance goal, while 2025 performance equal to or above the maximum level would have resulted in a payment of 200% of the target award for that performance goal. When performance fell between various payment levels, interpolation was used to calculate the payment level. Actual payments to our named executive officers earned based on 2025 performance were 186.5% of the target award amount for Mr. Geraghty and 155.1% of the target award amounts for our other named executive officers and are reflected in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

(2)
The annual incentive plan provides that in comparing performance against the targeted performance goals, the Compensation Committee may exclude from the comparison any item that was not considered for the establishment of the performance goals and is related to an activity or event that is outside of the Company’s ordinary course of business as it deems appropriate. In evaluating 2025 results, the Committee removed the costs of the Company’s Portfolio Optimization Plan, the impact of foreign currency translation, and the financial results of Biolie SAS, which was acquired in 2025, from adjusted EBITDA, adjusted operating profit, and adjusted revenue.

The Company’s objective is to set incentive goals that are quantitative and measurable and that represent meaningful improvement from the prior year while still being capable of achievement at the “target” level. Each of the targets is an objective measure of performance that we believe is widely accepted by investors. The target percentage payout may vary from year to year. The amount Sensient pays will also increase or decrease from year to year depending on the Company’s performance against our target performance measures. After the end of the year, the Company compares Sensient’s performance against the goals for each of the performance measures to determine the amount (if any) that it pays the eligible executive officers under its annual management incentive plan, subject to Committee discretion to reduce the awards as described above. The Committee determined that these levels of annual incentive awards were appropriate based on analysis of the most recent Comparable Company Data.
Ms. Jones and Messrs. Paul Manning, Tornehl, and John J. Manning received incentive compensation opportunities based upon the performance of the Company as a whole, rather than on the performance of any specific business unit of the Company. As noted above, the incentive compensation of Mr. Geraghty is based 70% upon performance of the Color Group and 30% on the performance of the Company as a whole.

Equity Awards
Sensient provides equity incentive compensation to its executive officers through the Company’s 2017 Stock Plan. We believe that including a significant level of equity-based awards aligns the financial interests of our management with those of both our shareholders and the long-term strategic objectives of the Company. The ultimate value of these equity-based awards is tied to the value of Sensient’s stock over the long term, and these awards provide executives with a further equity stake in the Company. This is especially true in light of the Company’s stock ownership requirements, as discussed below.
Sensient’s long-term equity incentive compensation for its named executive officers is composed of 60% performance stock units and 40% restricted stock awards.
Sensient is approaching a transformative period of growth potential as it prepares to fulfill increasing customer demand as the United States food and beverage market transitions from synthetic colors to natural colors. The Company has publicly estimated that the natural color opportunity could be worth up to approximately $1 billion in revenue, versus the current synthetic colors revenue of the Company of approximately $100 million, and represents the single largest opportunity in the Company’s history. Given our focus on innovative, technically-driven natural colors, this conversion activity presents major opportunities for Sensient and requires extraordinary commercial and R&D activity to support customers and significant investment around the world to increase the Company’s production capacity, optimize and expand its product portfolio, and build a resilient supply chain. The Compensation Committee reviewed the equity awards offered to our officers and considered the desire to retain, motivate, and incentivize management to execute on the accelerated growth strategy needed to maximize the Company’s opportunities at this point of inflection. Accordingly, the Compensation Committee determined that, for 2025, it was necessary to add ambitious, accelerated growth-focused enhanced performance metrics to the performance stock unit awards that motivate and reward successful execution of our accelerated growth strategy to capitalize on these natural color conversion opportunities, as further discussed below.
The Company does not grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such equity instruments in relation to the disclosure of material nonpublic information by the Company.
Performance Stock Units Awards
In December 2025, the Compensation Committee awarded performance stock units (60% of the total long-term equity incentive compensation awarded) that are calculated based on future performance over a three-year performance period (2026-2028) and based on a weighted average of two performance metrics:
•	revenue growth (70% weight); and
•	adjusted return on invested capital (30% weight).
Adjusted return on invested capital is a non-GAAP financial measure. See the table and footnotes below for information regarding this measure and how it is calculated, which is consistent with prior years. The Compensation Committee determined that adjusted return on invested capital continued to be an appropriate metric given it rewards top-line growth and capital efficiency. The Compensation Committee replaced Adjusted EBITDA with revenue growth for 2025 given the primacy of revenue growth achievement to Sensient’s growth opportunity (although retained an Adjusted EBITDA gate for purposes of the stretch goals discussed below). The performance stock units, to the extent earned, will vest at the end of the three-year performance period. The Compensation Committee also awarded restricted stock awards (40% of total) that will vest three years following the grant date.
For performance stock units, if the individual’s employment terminates because of death, disability, or retirement after reaching retirement age, before the end of the three-year performance period, a prorated portion of the performance stock units (calculated by dividing the number of full months of the performance period that the individual worked for the Company by thirty-six), if earned, will vest after three years. The Compensation Committee, in its sole discretion, may vest some or all of the remaining performance stock units eligible for vesting. If a change of control occurs during the three-year performance period, the Company will issue one share of stock per performance stock units that could become vested assuming performance at 100% of target levels.
Award targets under the performance stock unit awards granted in 2025 are as described in the table below. In setting the targets below, the Compensation Committee considered Sensient’s past performance and used Comparable Company Data in order to establish performance goals that were challenging, yet achievable. Target performance was set at a level requiring growth in line with past performance to achieve target payout. The Compensation Committee also set stretch performance goals for 2025 with corresponding enhanced payout targets that align with Sensient’s accelerated growth opportunity. To access these enhanced payout targets, as outlined below, the Company’s financial performance must first clear an Adjusted EBITDA gate; namely, the achievement of a compound annual growth rate for Adjusted EBITDA over the three-year performance period of at least 8%. The Compensation Committee believed this rate of Adjusted EBITDA compound annual growth, which is the same rate that would have resulted in earning the maximum 200% under the prior year performance stock units, would represent exceptional performance. If and only if this gate is cleared, achievement of the stretch performance goals and corresponding enhanced payouts on the performance stock units would also require extraordinary revenue and adjusted ROIC based on both Sensient’s historic performance and that of comparable companies within our industry. The Compensation Committee calibrated the stretch goals and enhanced payout targets such that the maximum payout for meeting these goals in 2028 would be approximately the same percentage of Adjusted EBITDA as the payout under the maximum level in 2025.

Three-Year Performance Goal	2026-2028 Target(1) and Percentage of Performance Goal Earned	Baseline(2)	Percentage Weight of PSU Award Formula
Revenue growth	Less than -3% Compound Annual Growth Rate (CAGR) on baseline – minimum, 0%;	$1.6 billion	70%
	3% CAGR on baseline – target, 100%;
	6% CAGR on baseline – maximum, 200%;
	10% CAGR on baseline, 1.5x maximum(3);
	14% CAGR on baseline, 2.0x maximum(3);
	19% or more CAGR on baseline, 2.5x maximum(3)

Adjusted return on invested capital	50 basis points or more decrease on baseline – minimum, 0%;	9.5%	30%
	25 basis points decrease on baseline, 25%;
	25 basis points increase on baseline – target, 100%;
	50 basis points increase on baseline – maximum, 200%;
	200 basis points increase on baseline, 1.5x maximum(3);
	300 basis points increase on baseline, 2.0x maximum(3);
	400 basis points or more increase on baseline, 2.5x maximum(3)

(1)
Each three-year performance goal for 2026-2028 is subject to a minimum, target, and maximum level for purposes of determining any awards as shown above. Three-year performance below the minimum level would result in no award for that performance goal, while three-year performance equal to or above the maximum level would result in an award of 200% of the target level for that performance goal, or a multiple of such maximum if the Adjusted EBITDA gate is cleared and the stretch performance goals are met. Interpolation will be used to calculate the award if the performance falls between the various levels, including the enhancements.

(2)
The baseline was set based on our 2025 revenue and adjusted return on invested capital. In setting the baseline, the Committee removed the impact of costs associated with the Portfolio Optimization Plan from adjusted return on invested capital. Our stock plans provide that in comparing performance against the targeted performance goals, the Compensation Committee shall adjust performance goals to mitigate the unbudgeted impact of material, unusual, or nonrecurring gains and losses, accounting changes, the effect of foreign currency translation, or other extraordinary events, unless the Committee provides otherwise at the time of establishing the goals. Adjusted return on invested capital is calculated as the trailing twelve months of after-tax operating income divided by the five quarter average of invested capital. Invested capital equals debt plus shareholders’ equity minus cash.

(3)
The enhanced payout levels will only be paid out in the event that the compound annual growth rate for Adjusted EBITDA over the three-year performance period exceeds 8%. In measuring Adjusted EBITDA, the Committee excludes the impact of non-cash equity based compensation as well as the effect of foreign currency translation.

The following table shows the performance metrics and weighting that the Compensation Committee set for our 2022 performance stock units, which were eligible for vesting following the end of the performance period on December 31, 2025, and our degree of attainment of these goals:

Three-Year Performance Goal	2023-2025 Target(1) and Percentage of Performance Goal Earned	2023-2025 Calculation(2)	Percentage Weight of PSU Award Formula
Adjusted EBITDA growth	Less than -3% Compound Annual Growth Rate (CAGR) on 2022 EBITDA minimum, 0%;	$296.5 million (4.1% CAGR increase)	70%
	3% CAGR on 2022 EBITDA target, 100%;
	8% or more CAGR on 2022 EBITDA maximum, 200%

Adjusted return on invested capital	75 basis points or more decrease on 2022 ROIC minimum, 0%;	9.5% (77 bps decrease)	30%
	50 basis points decrease on 2022 ROIC, 25%;
	No change on 2022 ROIC target, 100%
	50 basis points or more increase on 2022 ROIC maximum, 200%

(1)
Each three-year performance goal for 2023-2025 was subject to a minimum, target, and maximum level for purposes of determining any awards as shown above. Three-year performance equal to or below the minimum level resulted in no award for that performance goal.

(2)
Our stock plans provide that in comparing performance against the targeted performance goals, the Compensation Committee shall adjust performance targets to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes, the effect of foreign currency translation, or other extraordinary events not foreseen at the time the targets were set, unless the Committee provides otherwise at the time of establishing the targets. In evaluating actual performance against the performance goals, the Committee removed: (i) the Portfolio Optimization Plan costs and the impact of foreign currency translation from Adjusted EBITDA and (ii) the Portfolio Optimization Plan costs from adjusted return on invested capital. In addition, in measuring Adjusted EBITDA, the Committee excludes the impact of non-cash equity-based compensation. Adjusted return on invested capital is calculated as the trailing twelve months of after-tax operating income divided by the five quarter average of invested capital. Invested capital equals debt plus shareholders’ equity minus cash.

Based on 2023-2025 performance, each named executive officer received 85.4% of the 2022 performance stock unit award.
Restricted Stock Awards
In December 2025, the Compensation Committee awarded shares of restricted stock (40% of the total long-term equity incentive compensation awarded) that do not vest until the end of a three-year period of restriction. Pursuant to the terms of the award, if the individual’s employment terminates because of normal retirement in effect on the date of the termination of employment, the period of restriction with respect to any shares of restricted stock held by the individual will terminate and such shares will be free of restrictions. If the individual’s employment terminates because of death or disability before the period of restriction lapses, the period of restriction will terminate with respect to that number of shares of restricted stock equal to the total number of shares of restricted stock granted multiplied by the number of full months which have elapsed since the grant date divided by the maximum number of full months of the period of restriction. The Compensation Committee, in its sole discretion, may waive the restrictions remaining on all such remaining shares. If a change of control occurs during a period of restriction, the Compensation Committee, in its sole discretion, may provide for the acceleration of the vesting of an award or make such other provision as the Compensation Committee may consider equitable and in the best interests of the Company.
Stock Ownership Guidelines for Officers and Directors
As discussed above, the Company’s stock ownership guidelines for officers are applicable within five years from an officer’s date of election or appointment and provide as follows:
•	the Chief Executive Officer should own stock with a value of at least six times his annual base salary;
•	officers who are direct reports to the CEO should own stock with a value of at least two times their annual base salaries; and
•	other executive officers should own stock with a value of at least one times their annual base salaries
(in each case ownership includes all restricted stock and performance stock units at the “target” payment amount).
The stock ownership guidelines for officers:
•	PROHIBIT hedging transactions using Company stock,

•	PROHIBIT the use of Company stock as collateral in a margin account,
•	PROHIBIT loans of Company stock for purposes of short selling, and
•	No categories of hedging transactions are specifically permitted under the Company’s stock ownership guidelines for officers.
The Company’s stock ownership guidelines for non-employee directors provide that non-employee directors should own shares with a value of at least five times the annual retainer for directors after five years of service on the Board. This policy includes a “hold-to-retirement from the Board” requirement for at least 75% of any additional net shares awarded to them, with an exception for the sale of up to 50% of restricted shares upon vesting (to permit payment of related taxes).
The stock ownership guidelines for non-employee directors:
•	PROHIBIT hedging transactions using Company stock,
•	PROHIBIT the use of Company stock as collateral in a margin account,
•	PROHIBIT loans of Company stock for purposes of short selling, and
•	No categories of hedging transactions are specifically permitted under the Company’s stock ownership guidelines for non-employee directors.
All of the Company’s directors and named executive officers comply with these stock ownership requirements and the Company’s policies against hedging, short selling, and use of Company stock as collateral. As a result, the portion of an executive’s net worth invested in Sensient stock generally increases throughout the executive’s career, creating a strong alignment with the interests of our shareholders.
Executive Compensation Clawback Policy
The Company’s clawback policy requires it to reasonably promptly recover erroneously awarded incentive-based compensation received by our executive officers during any three-fiscal-year period prior to the date that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
Retirement Benefits
See the description of Sensient’s supplemental retirement plan included in the compensation tables of this proxy statement.
Other Benefits
Sensient’s executive officers receive various other benefits in the same manner as other salaried employees. For example, the Company provides executive officers and salaried employees with health insurance, vacation, and sick pay. For key executives, Sensient has also provided other benefits, including automobile allowances, club memberships, financial planning, and sometimes relocation assistance or other benefits.
Chief Executive Officer’s Employment Agreement
Mr. Paul Manning is the only officer of the Company who currently has an employment agreement. A description of certain terms of Mr. Paul Manning’s employment agreement is provided below.
Compensation for Mr. Paul Manning
Mr. Paul Manning has an employment agreement with the Company that commenced on February 13, 2020. The initial term of employment was three years, commencing on the effective date, subject to automatic extension for additional one-year periods unless either party provides the other party with at least 12 months’ advance written notice that no such extension shall occur. The agreement provides for the payment of base salary (subject to annual adjustment by mutual agreement), bonus eligibility (with no guarantee that any bonus will be earned and paid), participation in incentive, savings, and retirement plans, and customary benefits. The agreement incorporates by reference a one-year non-competition covenant that will begin on the date Mr. Paul Manning ceases to serve as Chief Executive Officer.
For 2023 to 2025, Sensient’s principal corporate goals and objectives relevant to Mr. Paul Manning’s compensation were to achieve excellent overall financial performance and increased shareholder value by executing Sensient’s strategic plans.
The Committee set Mr. Paul Manning’s base salary at $1,080,000 for 2023 to 2025. Mr. Paul Manning’s base salary was selected based on the evaluations described above, Sensient’s overall financial performance, his leadership role, and the Comparable Company Data. His potential annual cash incentive award was 110% of base salary at “target” performance based on a weighted average of the Company’s achievement of adjusted EBITDA and adjusted revenue.
Sensient granted Mr. Paul Manning 42,442 performance stock units and 28,294 shares of restricted stock in 2023, 34,492 performance stock units and 22,994 shares of restricted stock in 2024, and 29,516 performance stock units and 19,677 shares of restricted stock in 2025. The award for each year was based on Mr. Paul Manning’s performance with respect to the year in which the award was granted in accordance with the evaluation described above and to provide an appropriate incentive for accomplishment of future performance targets. The criteria for equity compensation awards are discussed in the subsection above entitled “Equity Awards.”
Mr. Paul Manning was also eligible to participate in the Company benefit plans available to and on the same basis as other executive officers of the Company, including the SERP, the supplemental benefit plan, and the deferred compensation plan.
Sensient’s Chief Executive Officer typically receives a higher salary, a higher potential bonus, and larger equity awards than our other executive officers, which is consistent with the practices of the companies included in the Comparable Company Data and most other public companies.
Because Sensient does not currently have a Chief Operating Officer or co-CEO, the difference between Mr. Paul Manning’s compensation and the compensation of the other named executives is higher than at companies that employ a Chief Operating Officer or co-CEO.
Mr. Paul Manning’s employment agreement includes significant obligations upon early termination of employment (regardless of a change of control) without “cause” or for “good reason” as defined therein and as described below under “Potential Payments Upon Termination or Change of Control.”
Change of Control Agreements
The Company maintains change of control agreements with all of its executive officers, including the named executive officers. These agreements are customary in Sensient’s industry and help to attract and retain key executives in the event of a change of control. These agreements are not employment agreements and have no effect unless there is a change of control. For these purposes, a “change of control” ordinarily occurs if a person acquires 30% or more of Sensient’s Common Stock, a majority of Sensient’s Board consists of persons other than those nominated by the Board, or Sensient is a party to a merger, consolidation, or sale of assets, or acquires the assets of another entity, and Sensient’s shareholders have less than 50% of the Common Stock and voting power of the resulting entity.
Each of these agreements provides that in the event of a change of control, the Company will continue to employ the executive for a period of three years following the date of such change of control. During this period, the executive will receive as compensation a base salary, subject to annual adjustment, bonus awards in accordance with past practice, and all other customary benefits in effect as of the date of the change of control. Each agreement can be terminated upon 30 days’ notice by the Company in the event of the executive’s disability. The agreements can also be terminated by the Company for “cause” and by the executive for “good reason.” See “Potential Payments Upon Termination or Change of Control” below for a description of “cause” and “good reason” as used in the agreement. If terminated by the Company other than for cause or disability, or by the executive for good reason, the Company will pay the executive an amount equal to the sum of (i) accrued unpaid deferred compensation and vacation pay and (ii) three times the sum of the executive’s base salary plus the greater of the highest annual bonus (x) for the last five years or (y) since reaching age 50. The executive will also be entitled to coverage under existing benefit plans and benefits for three years and a payment equal to the vested amounts plus a payment equal to three additional years of employer contributions under Sensient’s retirement and deferred compensation plans, which generally provide for full vesting if a change of control occurs. If terminated for cause, the Company will pay the executive his or her annual base salary through termination. If the executive’s employment is terminated by reason of death or disability, the Company will pay certain accrued obligations and other customary death or disability benefits. See “Tax Aspects of Executive Compensation” below. The Compensation Committee believes that these change of control benefits are important for attracting and retaining executive talent, help to ensure that executive officers can remain focused during periods of uncertainty, and that protecting the executives in this way serves Sensient’s long-term best interests and the long-term best interests of all stakeholders. Sensient has established a so-called “Rabbi Trust” for the payments of the Company’s obligations in the event of a change of control.
Tax Aspects of Executive Compensation
Provisions of the Internal Revenue Code can affect the decisions that Sensient makes. Under Section 280G of the Internal Revenue Code, a 20% excise tax is imposed upon executive officers who receive “excess” payments upon a change in control of a public corporation to the extent the payments received by them exceed an amount approximating three times their average annual compensation. The excise tax applies to all payments over annual compensation, determined by a five-year average. A company also loses its tax deduction for “excess” payments. Sensient’s change of control employment and severance agreements do not provide for tax gross-ups. See “Compensation Objectives and Philosophy” above.
In addition, the Internal Revenue Code imposes a surtax under Section 409A of the Internal Revenue Code under certain circumstances when deferred compensation is paid to current or former executive officers of publicly-held corporations. We have structured our benefit plans and agreements to comply with Section 409A of the Internal Revenue Code in order to avoid any adverse tax consequences on the Company or its executive officers as a result of the surtax under Section 409A.

Executive Compensation Tables (2023, 2024, and 2025)
Summary
The tables below summarize compensation to the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s next three most highly compensated executive officers who were serving in the positions set forth below at the end of 2025.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)(5)	Total ($)
Paul Manning Chairman, President, and Chief Executive Officer	2025	$1,080,000	—	$4,750,076	—	$1,842,064	$769,000	$224,853	$8,665,993
	2024	1,080,000	—	4,500,004	—	2,160,000	—	106,043	7,846,047
	2023	1,080,000	—	4,300,041	—	91,277	504,000	198,834	6,174,152

Tobin Tornehl Vice President and Chief Financial Officer	2025	425,000	—	700,060	—	428,342	—	67,930	1,621,332
	2024	364,000	—	637,576	—	424,000	—	41,123	1,466,699
	2023	322,000	—	225,045	—	13,607	—	60,053	620,705

Michael C. Geraghty President, Color Group	2025	545,000	—	825,009	—	660,736	—	88,703	2,119,448
	2024	517,000	—	790,002	—	649,055	—	56,684	2,012,741
	2023	505,000	—	730,027	—	36,669	112,000	80,450	1,464,146

John J. Manning Senior Vice President, General Counsel, and Secretary	2025	510,000	—	675,051	—	514,010	101,000	91,825	1,891,886
	2024	495,000	—	625,066	—	643,500	12,000	54,762	1,830,328
	2023	485,000	—	590,028	—	26,644	74,000	85,750	1,261,422

Amy Schmidt Jones Vice President, HR and Senior Counsel	2025	439,000	—	550,006	—	374,383	—	76,104	1,439,493
	2024	424,000	—	515,004	—	466,400	—	57,373	1,462,777
	2023	415,000	—	495,013	—	19,291	—	80,477	1,009,781

(1)
The amounts in the table reflect the grant date fair value of stock awards to the named executive officer. Accounting Standards Codification (“ASC”) 718 requires recognition of compensation expense over the vesting period (or until retirement age) for stock awards granted to employees based on the estimated fair value of the equity awards at the time of grant. The ultimate values of the stock awards to the executives generally will depend on the future market price of our Common Stock and, with respect to the performance stock units, achievement of performance conditions, which cannot be forecasted with reasonable accuracy. With respect to performance stock units, the amounts in the table assume the target level of performance conditions will be achieved. The values of the stock awards at the grant date in 2025, 2024, and 2023, respectively, assuming the maximum level of performance conditions (including all potential enhanced payouts) will be achieved are as follows: Mr. Paul Manning — $16,150,336, $7,200,038, and $6,880,091; Mr. Tornehl — $2,380,204, $1,020,122, and $360,059; Mr. Geraghty — $2,804,875, $1,263,987, and $1,168,019; Mr. John J. Manning —$2,295,328, $1,000,105, and $944,069; and Ms. Jones — $1,870,174, $823,975, and $792,033.

(2)
Amounts shown represent the amounts earned under the Company’s annual management incentive plans with respect to the years indicated. The specific targets for the year are set in February of the same year.

The amounts paid to Ms. Jones and Messrs. Paul Manning, Tornehl, and John J. Manning under the management incentive plans were based upon a percentage of each officer’s salary during such year multiplied by a weighted average of achievement of targeted levels of adjusted EBITDA (70% weight) and adjusted revenue (30% weight).
For Mr. Geraghty the amounts paid under the management incentive plans were based upon performance goals that were split between Color Group (70%) and Corporate (30%) results and measured based on a weighted average of the Color Group’s achievement of two performance goals: adjusted operating profit (70% weight), and adjusted revenue (30% weight). Additionally, in 2023, Mr. Geraghty was eligible for a New Product Development Incentive with a target payout of $100,000 based 100% on revenue generated from new product development.
The amounts earned under the management incentive plans are capped at 200% of the award at the targeted level for each executive. See “Components of 2025 Executive Compensation and Benefits Program — Annual Incentive Plan Awards” above.
(3)
Represents the increase in the actuarial present value of pension benefits during the specified fiscal year and the above market earnings on nonqualified deferred compensation. This benefit will not increase as a result of compensation increases after 2015 because the SERP was frozen by the Board in 2014. See the “Pension Benefits” and “Nonqualified Deferred Compensation” tables below for further discussion regarding Sensient’s pension and deferred compensation plans.

(4)
Includes Company contributions under certain benefit plans and other arrangements for the named executive officers. These contributions are set forth in the following table. The Company’s ESOP and Savings Plan are qualified plans subject to government imposed annual limitations on contributions. The Company’s Supplemental Benefits Plan, which is a non-qualified plan, replaces benefits that cannot be provided by the qualified ESOP and Savings Plan because of these annual limitations. The amounts shown in the table below include contributions to the ESOP and Savings Plan as well as contributions to the Supplemental Benefits Plan. The amounts related to retirement plan benefits listed under the column entitled “All Other Compensation” in the “Summary Compensation Table” above are listed in the table below:

Retirement Plan Benefits

Name	Year	ESOP	Savings Plan	Total
Paul Manning	2025	$32,400	$129,600	$162,000
	2024	11,713	46,851	58,564
	2023	31,600	126,400	158,000

Tobin Tornehl	2025	8,490	33,960	42,450
	2024	3,776	15,104	18,880
	2023	6,340	25,360	31,700

Michael C. Geraghty	2025	11,941	47,762	59,703
	2024	5,537	22,147	27,684
	2023	11,290	45,160	56,450

John J. Manning	2025	11,535	46,140	57,675
	2024	5,216	20,866	26,082
	2023	10,895	43,580	54,475

Amy Schmidt Jones	2025	9,054	36,216	45,270
	2024	4,433	17,732	22,165
	2023	8,495	33,980	42,475

(5)
Includes non-retirement plan benefits. The non-retirement plan benefits include financial planning, allowances for individually leased or owned vehicles, an executive physical, and reimbursement of club membership dues and expenses. In addition, Mr. John Manning’s son and Ms. Jones’s daughter were each recipients of a four-year scholarship stipend from the Sensient Technologies Foundation in connection with the Sensient Technologies Corporation Scholarship Program. The program is opened on a yearly basis to high-school students who are children of regular, full-time employees of the Company. The National Merit Scholarship Corporation, an independent, not-for-profit organization, chooses the recipients of the scholarship stipends. The named executive officers did not receive any tax gross-ups related to these various other benefits after they were determined to be named executive officers and will not receive any tax gross-ups related to these benefits in future periods while he or she remains a named executive officer. The non-retirement plan benefits listed do not include benefits that are generally available to all salaried employees and do not discriminate in scope, terms, or operation in favor of executive officers. The amounts listed under the column entitled “All Other Compensation” in the “Summary Compensation Table” related to non-retirement plan benefits are listed in the table below:

Non-Retirement Plan Benefits

Name	Year	Financial Planning ($)	Automobile ($)	Executive Physical ($)	Club ($)	Scholarship ($)	Tax Gross-Up Payments ($)	Total ($)
Paul Manning	2025	$17,748	$27,000	$3,200	$14,905	$—	$—	$62,853
	2024	3,750	27,000	2,500	14,229	—	—	47,479
	2023	—	27,000	—	13,834	—	—	40,834

Tobin Tornehl	2025	885	21,000	3,595	—	—	—	25,480
	2024	845	21,000	—	—	—	398	22,243
	2023	5,000	21,000	—	—	—	2,353	28,353

Michael C. Geraghty	2025	5,000	24,000	—	—	—	—	29,000
	2024	5,000	24,000	—	—	—	—	29,000
	2023	—	24,000	—	—	—	—	24,000

John J. Manning	2025	2,650	24,000	—	—	7,500	—	34,150
	2024	4,680	24,000	—	—	—	—	28,680
	2023	2,275	24,000	—	—	5,000	—	31,275

Amy Schmidt Jones	2025	1,600	21,000	3,234	—	5,000	—	30,834
	2024	1,500	21,000	2,708	—	10,000	—	35,208
	2023	1,675	21,000	3,362	—	7,500	4,465	38,002

Grants of Plan-Based Awards
As detailed above, Sensient provides incentive compensation to employees through its annual management incentive plan and its stock plans. The annual management incentive plan provides annual cash payments based upon achieving overall Company performance goals. The stock plans authorize the Compensation Committee to grant restricted stock and performance stock units to key employees. The Company has not granted stock options since 2008. The Committee makes annual decisions, typically in December of each year, regarding appropriate equity-based awards for each executive primarily based upon the Company’s financial performance, each executive’s level of responsibility, and the Comparable Company Data. See “Components of 2025 Executive Compensation and Benefits Programs — Annual Incentive Plan Awards” and “Components of 2025 Executive Compensation and Benefits Programs — Equity Awards” above for descriptions of our annual management incentive plan and stock plans.

INCENTIVE PLAN AWARDS

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Paul Manning		118,800	1,188,000	2,376,000	—	—	—	—	—	—	—
	12/17/25	—	—	—	0	29,516	147,580	19,677	—	—	4,750,076
Tobin Tornehl		27,625	276,250	552,500	—	—	—	—	—	—	—
	12/17/25	—	—	—	0	4,350	21,750	2,900	—	—	700,060
Michael C. Geraghty		35,425	354,250	708,500	—	—	—	—	—	—	—
	12/17/25	—	—	—	0	5,126	25,630	3,418	—	—	825,009
John J. Manning		33,150	331,500	663,000	—	—	—	—	—	—	—
	12/17/25	—	—	—	0	4,195	20,975	2,796	—	—	675,051
Amy Schmidt Jones		24,145	241,450	482,900	—	—	—	—	—	—	—
	12/17/25	—	—	—	0	3,418	17,090	2,278	—	—	550,006

(1)
These awards were made pursuant to our annual management incentive plan, which provides for incentive payments conditioned upon the Company’s performance in 2025. See “Components of 2025 Executive Compensation and Benefits Programs — Annual Incentive Plan Awards” above for more information regarding our non-equity incentive plan awards.

(2)
These are awards authorized by the Compensation Committee on December 17, 2025 under the Company’s 2017 Stock Plan, which provide for incentive payments conditioned upon the Company’s performance over the 2026-2028 three-year period. These awards consist of performance stock units granted to the named executive officers, which become earned and vest after satisfaction of a weighted average of achieving two separate performance metrics consisting of: (a) revenue growth (70% weight) and (b) adjusted return on invested capital (30% weight). The maximum amount includes achievement of all enhanced payout criteria. See “Components of 2025 Executive Compensation and Benefits Programs — Equity Awards” above for more information.

(3)
These are awards of restricted stock authorized by the Compensation Committee on December 17, 2025, under the Company’s 2017 Stock Plan. Each of these awards vest following a three-year period of restriction.

(4)
The grant date fair value of the stock awards granted to the named executive officers equals the closing market price of our Common Stock on the December 17, 2025 grant date multiplied by the number of shares of stock, or units, as applicable, awarded at target. Assuming target levels of performance, each performance stock unit would be converted into one share of Common Stock after the three-year performance period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2025)

Name	Grant Date	Option Awards					Stock Awards(1)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul Manning	12/7/22	—	—	—	—	—	—	—	35,160(4)	3,303,282(4)
	12/6/23	—	—	—	—	—	28,294	2,658,221	42,442	3,987,426
	12/4/24	—	—	—	—	—	22,994	2,160,286	34,492	3,240,523
	12/17/25	—	—	—	—	—	19,677	1,848,654	29,516	2,773,028
								6,667,161		13,304,259

Tobin Tornehl	12/7/22	—	—	—	—	—	—	—	1,758(4)	165,164(4)
	12/6/23	—	—	—	—	—	1,481	139,140	2,221	208,663
	7/1/24	—	—	—	—	—	747	70,181	1,120	105,224
	12/4/24	—	—	—	—	—	2,555	240,042	3,833	360,110
	12/17/25	—	—	—	—	—	2,900	272,455	4,350	408,683
								721,818		1,247,844

Michael C. Geraghty	12/7/22	—	—	—	—	—	—	—	5,765(4)	541,622(4)
	12/6/23	—	—	—	—	—	4,804	451,336	7,205	676,910
	12/4/24	—	—	—	—	—	4,037	379,276	6,055	568,867
	12/17/25	—	—	—	—	—	3,418	321,121	5,126	481,588
								1,151,733		2,268,987

John J. Manning	12/7/22	—	—	—	—	—	—	—	4,702(4)	441,753(4)
	12/6/23	—	—	—	—	—	3,882	364,714	5,824	547,165
	12/4/24	—	—	—	—	—	3,194	300,076	4,791	450,114
	12/17/25	—	—	—	—	—	2,796	262,684	4,195	394,120
								927,474		1,833,152

Amy Schmidt Jones	12/7/22	—	—	—	—	—	—	—	3,966(4)	372,606(4)
	12/6/23	—	—	—	—	—	3,257	305,995	4,886	459,040
	12/4/24	—	—	—	—	—	2,632	247,276	3,947	370,821
	12/17/25	—	—	—	—	—	2,278	214,018	3,418	321,121
								767,289		1,523,588

(1)
The value indicated in the table is based on the $93.95 per share closing price of a share of Common Stock on December 31, 2025 and assumes target levels of performance for the performance stock units.

(2)
The amounts in this column reflect shares of restricted stock that have been granted as of December 31, 2025, but which remained subject to additional vesting requirements. These shares of restricted stock are subject to a three-year cliff vesting schedule that begins on the grant date.

(3)
The amounts in this column reflect performance stock units that have been granted as of December 31, 2025 and have not vested. The performance stock units are eligible to vest based upon the Company’s achievement during a three-year performance period of certain performance criteria based on (a) adjusted EBITDA growth and (b) adjusted return on invested capital for the 2022-2024 awards and (x) revenue growth and (y) adjusted return on invested capital for the 2025 awards. The actual number of shares earned will be determined and vest following the three-year performance period.

(4)
These performance stock units vested at 85.4% of the target award amount shown above based upon the Company’s achievement of certain performance criteria based on adjusted EBITDA growth and adjusted return on invested capital during a three-year performance period ending on December 31, 2025.

OPTION EXERCISES AND STOCK VESTED (2025)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Paul Manning	—	$—	26,658	$2,194,753
Tobin Tornehl	—	—	1,241	102,172
Michael C. Geraghty	—	—	4,031	331,872
John J. Manning	—	—	3,317	273,089
Amy Schmidt Jones	—	—	2,853	234,887

(1)
Includes performance stock units awarded in 2021 that vested in February 2025 and converted into shares of Common Stock at 102.2% of the target award after a three-year performance period ended December 31, 2024. The amounts in this column represent the product of the number of shares acquired on vesting and the closing market price of the shares on the vesting date, plus the value of the dividends accrued on the shares that vested. The “Value Realized on Vesting” and “Number of Shares Acquired on Vesting” have not been reduced to account for any shares withheld by the Company to satisfy the tax liability incident to the vesting.

Defined Benefit Plans
Sensient Technologies Pension Benefits
Non-U.S. employees maintain the retirement benefits in their home country. Sensient does not provide any defined benefit pension plans for the named executive officers other than the Supplemental Executive Retirement Plan described below.
Supplemental Executive Retirement Plan (“SERP”)
Historically, Sensient offered a SERP to selected Sensient officers and key employees. The SERP provides a non-qualified supplemental executive retirement benefit. As described below, in 2014 Sensient closed the SERP to new participants and benefits payable to existing participants were frozen.
A pre-retirement survivor income benefit equal to between 30% and 35% of the sum of base salary and 100% (50% for certain officers) of the highest annual cash incentive award paid since reaching a specified age for the participating named executive officers, payable for 20 years, is available to designated beneficiaries if the participant dies prior to retirement. Under their respective agreements under the SERP, each of the participating named executive officers elected how to receive their benefit at retirement. The benefit is available to participants if they retire from the Company after attaining age 62 or after the date in which the participant’s age and years of continuous service with the Company equals or exceeds 85. As of December 31, 2025, Mr. Geraghty has vested in his retirement benefits pursuant to the terms of the SERP. In the event a participant attains age 55 while employed with the Company and has completed 10 or more years of continuous service with the Company, such participant is eligible for early retirement benefits under the SERP. In the event of an early retirement, the benefits are reduced by 3% for each full year the retirement precedes the earlier of age 62 or the date in which the participant’s age and years of continuous service with the Company equals or exceeds 85. As of December 31, 2025, Mr. John J. Manning was eligible for early retirement benefits pursuant to the terms of the SERP. A participant may receive his retirement income benefit as a lump sum distribution by making an advance election. In the event of a change of control, lump sum distributions are required. The benefit obligations under the SERP are funded under Rabbi Trust B described below. All of the named executive officers, other than Ms. Jones and Mr. Tornehl who were not executive officers of the Company until after the SERP was frozen and closed to new participants, participate in the SERP. The foregoing is qualified in full by the terms of each named executive officer’s SERP.
The SERP was frozen effective December 31, 2015 with respect to the named executive officers. As a result, no further benefits will accrue under the SERP for any named executive officer after the applicable freeze date. Although no additional benefits accrue under the SERP for any compensation or service after the freeze date, the actuarial present value of these frozen future benefits will increase by a nominal amount each year primarily because the executive officer will be one year closer to retirement age. These future nominal increases in actuarial present value due to the passage of time will be listed under the column entitled “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the “Summary Compensation Table.”

The named executive officers also participate in the supplemental benefit plans described under “Nonqualified Deferred Compensation” below. The supplemental benefit plans are non-qualified excess benefit and supplemental retirement plans as described in Sections 3(36) and 201(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
PENSION BENEFITS (Year-end 2025)

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Paul Manning	SERP	6	$7,429,000	$—
Tobin Tornehl	—	—	—	—
Michael C. Geraghty	SERP	4	2,227,000	—
John J. Manning	SERP	2	1,226,000	—
Amy Schmidt Jones	—	—	—	—

(1)	The benefits for Mr. Paul Manning had not yet vested at year-end.
Nonqualified Deferred Compensation
Eligible Company executives are entitled to defer up to 25% of their annual salary under the executive income deferral plan. Amounts deferred earn interest at the average interest rate on AAA rated corporate bonds and are payable upon retirement or over a 15-year period, unless the executive elects to receive an actuarially equivalent joint and survivor benefit, reduced by up to 20% depending upon the executive’s age at retirement. The Company also has a supplemental benefit plan that includes the supplemental ESOP benefit plan and the supplemental savings plan to replace benefits that cannot be allocated to the executives in the qualified ESOP and savings plan because of government imposed annual limitations. Each of these plans are nonqualified excess benefit and supplemental retirement plans as described in Sections 3(36) and 201(2) of the ERISA. Information for each of the named executive officers is set forth below relating to nonqualified deferred compensation.
NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Paul Manning	$—	$41,314	$132,198	$—	$1,154,150
Tobin Tornehl	—	1,630	10,054	—	60,777
Michael C. Geraghty	—	10,433	118,987	—	1,474,863
John J. Manning	—	8,832	39,276	—	247,286
Amy Schmidt Jones	—	4,915	15,576	—	106,066

(1)	The amount included in this column for each named executive officer is included in such named executive officer’s compensation set forth in the “Summary Compensation Table” above.
(2)	The aggregate earnings reported in this column are not “above-market or preferential earnings” and therefore are not required to be reported in the Summary Compensation Table.
The Company has established three so-called “Rabbi Trusts” by entering into trust agreements with a trustee to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present, and future executives and directors, including the named executive officers. Rabbi Trust A requires the Company to deposit assets into (“fund”) the Trust in the event of a “Potential Change of Control” (as defined therein) in an amount sufficient to satisfy the Company’s expenses and obligations to Mr. Paul Manning, the other named executive officers, and other executive officers under their Change of Control Employment and Severance Agreements (except to the extent that those obligations consist of benefits covered by Rabbi Trust B). Rabbi Trust A is currently not funded except with a nominal amount of assets and is currently revocable but will become irrevocable once it is funded. The Board may elect to fund Rabbi Trust A in whole or in part prior to the occurrence of a Potential Change of Control.

Rabbi Trust B was created to fund the Company’s expenses and obligations under various employee benefit plans, including four plans in which the named executive officers may participate: the SERP, the supplemental benefits plan, and the executive and management income deferral plans. The Company makes annual contributions to Rabbi Trust B, which held approximately $53.9 million of assets as of December 31, 2025. Rabbi Trust B is irrevocable.
Rabbi Trust C was created to assure that payments to non-employee directors under the director retirement and deferred compensation plans described under “Director Compensation and Benefits” will not be improperly withheld. Rabbi Trust C is currently funded with a nominal amount and is also funded from time to time as payouts are made under these plans, although the Company may elect to fund it at any time. Rabbi Trust C is irrevocable.
Each of the Rabbi Trusts will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the directors or executives pursuant to the respective plans and agreements covered thereby, and any remaining assets will be paid to the Company.
Potential Payments Upon Termination or Change of Control
Employment Agreement. As noted above, the Company has an employment agreement with Mr. Paul Manning, the Company’s Chairman, President, and Chief Executive Officer. See “Components of 2025 Executive Compensation and Benefits Programs - Compensation for Mr. Paul Manning.” This employment agreement may be terminated with or without cause, by the Company or by Mr. Paul Manning, subject to the rights and obligations contained therein. In 2025, Mr. Paul Manning received an annual base salary of $1,080,000, and, pursuant to the terms of the employment agreement, such salary is reviewed annually by the Compensation Committee based on Mr. Paul Manning’s performance and the Company’s compensation policies. In addition, Mr. Paul Manning is eligible for an annual incentive bonus, payable in cash and/or equity, based on criteria determined by the Compensation Committee and receives benefits consistent with those received by other executive officers of the Company. For purposes of the agreement, “cause” means conviction of an act of fraud, theft, or embezzlement or of other acts of dishonesty, gross misconduct, willful disclosure of trade secrets, gross dereliction of duty, or other grave misconduct that is substantially injurious to Sensient. “Good Reason” for Mr. Paul Manning to resign would exist if Sensient reduced his base salary, assigned him inconsistent duties, reduced his powers or functions, transferred him outside of Milwaukee, or otherwise materially breached the agreement.
The Company does not have employment contracts with its other executive officers (it does have contracts effective upon a change of control, as described above and below).
The following table describes the potential payments to Mr. Paul Manning upon a hypothetical termination without cause or by Mr. Paul Manning for “Good Reason” on December 31, 2025. The actual amounts that may be paid upon such a termination can only be determined if it actually occurs.

Termination Benefits (3x base salary & bonus)(1)	Health and Other Benefit Plans (3x annual benefits)	SERP (3 years’ service & age credit)	Total
$9,720,000	$539,227	$11,815,439	$22,074,666

(1)	The severance amount is calculated as three times the sum of the executive’s base salary plus the highest annual bonus for the last five years or since reaching age 50, whichever is greater.
Change of Control Agreements. In the event of a change of control of the Company, Mr. Paul Manning’s employment contract would be superseded by a Change of Control Employment and Severance Agreement as described above. The Company also has change of control agreements with certain of its executive officers (including each of the named executive officers). See “Change of Control Agreements” above for further information about these agreements.

The following table describes the potential payments upon a hypothetical change of control of Sensient on December 31, 2025, followed by a qualifying severance (other than with respect to the vesting of stock awards). The actual amounts that may be paid upon such a change of control can only be determined if it actually occurs.

Executive	Severance Amount(1)	Pension Enhancement(2)	Value of Stock Awards That Vest Early(3)	Estimated Employee Benefits	Estimated Excise Taxes, Grossed-Up For Other Taxes Thereon(4)	Total Estimated Payments
Paul Manning	$9,720,000	$12,289,439	$19,971,421	$539,227	$—	$42,520,087
Tobin Tornehl	2,547,000	95,100	1,969,662	164,904	—	4,776,666
Michael C. Geraghty	3,582,164	169,350	3,420,720	120,875	—	7,293,109
John J. Manning	3,460,500	1,783,368	2,760,627	180,433	—	8,184,928
Amy Schmidt Jones	2,716,200	127,425	2,290,877	121,011	—	5,255,513

(1)	The severance amount is calculated as three times the sum of the executive’s base salary plus the highest annual bonus for the last five years or since reaching age 50, whichever is greater.
(2)
The pension enhancement is calculated based on the value of three additional years of employer contributions under Sensient’s benefit plans. For the named executive officers with unvested benefits in the SERP, the pension enhancement also includes calculation of the SERP benefits using the 2015 salary and the bonus paid in February 2015.

(3)
Reflects the vesting of all outstanding equity awards as of December 31, 2025. Performance stock units are subject to accelerated vesting at target performance levels upon a change of control, whether or not followed by a qualifying severance. Pursuant to the terms of the restricted stock awards, the Compensation Committee may, among other actions, provide for the acceleration of any time period relating to the vesting of a restricted stock award or may provide for the purchase or termination of such awards for an amount of cash that could have been received had the award been currently exercisable. The above table assumes early vesting of such awards.

(4)	None of the Company’s change of control agreements provide for any tax gross-ups.
CHIEF EXECUTIVE OFFICER PAY RATIO
The SEC requires disclosure of the Chief Executive Officer to median employee pay ratio. Our Chief Executive Officer to median employee pay ratio is a reasonable estimate calculated in accordance with Item 402(u) of Regulation S-K.
For our 2025 pay ratio analysis, we determined that there has been no change in either our employee population or our employee compensation arrangements that we reasonably believe would result in a significant change to our 2025 pay ratio disclosure. However, because of a change in the circumstances of the median employee who we identified for our 2023 pay ratio analysis, we are using another employee whose compensation is substantially similar to the original median employee based on the compensation measure used to select the original median employee, as permitted by SEC rules.
We identified the median employee for 2023 by examining the total cash compensation for all employees, excluding our Chief Executive Officer, as of November 13, 2023. We believe the use of total cash compensation is a consistently applied compensation measure because we do not widely distribute equity awards to employees. Approximately 3.7% of our employees received equity awards in 2023 and 2025. We included all employees, whether employed on a full-time, part-time, seasonal, or temporary basis. We excluded from consideration employees who were on a leave of absence for the entirety of 2023. We annualized the compensation of permanent full-time and part-time employees who were employed for a partial year. To calculate total cash compensation for any employee that we paid in foreign currencies other than U.S. Dollars, we converted foreign currencies to U.S. Dollars based on the average daily spot rates during December 2023. Consistent with Item 402(u)(4)(ii) of Regulation S-K, we applied the de minimis exemption to exclude employees in four countries. Our total number of employees as of November 13, 2023, as defined in Item 402(u)(3) of Regulation S-K, was 3,938, of which 1,706 employees were located in the United States, and 2,232 employees were located outside the United States. Utilizing these headcounts, we exempted 83 employees from the Philippines, 16 employees from Indonesia, 4 employees from the Netherlands, and 2 employees from Hong Kong, for a total of 105 employees, under the de minimis exemption.
We calculated the median employee’s 2025 compensation using the same methodology we use for our named executive officers as set forth in the 2025 Summary Compensation Table included in this proxy statement. We then added the value of health and welfare plan benefits to both the median employee’s 2025 compensation and Mr. Paul Manning’s 2025 compensation (as reflected above in the Summary Compensation Table included in this proxy statement).

Our median employee’s total compensation for 2025 was $87,168 (which included $16,592 in health insurance benefits, a $2,580 contribution by the Company to the employee’s 401(k) plan account, and a $645 contribution by the Company to the employee’s ESOP account), and Mr. Paul Manning’s total compensation for 2025 was $8,685,774 (which included $19,781 in health insurance benefits paid by the Company, a $129,600 contribution by the Company to Mr. Paul Manning’s 401(k) plan account, and a $32,400 contribution by the Company to Mr. Paul Manning’s ESOP account). As a result, Mr. Paul Manning’s total compensation for 2025 was 99.6 times that of our median employee.
Given the different methodologies that various public companies will use to determine their CEO pay ratios, the CEO pay ratio reported above should not be used as a basis for comparison between companies.

PAY-VERSUS-PERFORMANCE

Year	Summary Compensation Table Total for CEO ($)	Comp. Actually Paid to CEO ($)(1)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(2)	Average Comp. Actually Paid to Non-CEO NEOs ($)	Value of Initial Fixed $100 Investment Based On: ($)		Net Income ($)	Adjusted EBITDA ($)(4)
					TSR	Peer Group TSR(3)
2025	$8,665,993	$16,686,541	$1,768,040	$2,866,926	141	109	$134,489,254	$297,977,699
2024	7,846,047	10,136,990	1,427,716	1,394,391	105	116	124,665,918	268,622,778
2023	6,174,152	2,883,064	1,407,532	898,636	95	119	93,393,883	249,616,571
2022	7,597,899	5,795,937	1,952,357	1,637,418	103	106	140,887,447	262,824,029
2021	7,062,124	13,897,655	1,751,450	3,072,403	138	119	118,744,869	241,869,230

(1)	To calculate the compensation actually paid, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

CEO SCT Total to Compensation “Actually Paid” Adjustments	2025	2024	2023	2022	2021
Deduction for Change in Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	$(769,000)	$—	$(504,000)	$—	$—
Addition of “Service Cost” for Pension Plans	356,000	355,000	332,000	417,000	430,000
Deduction for Amounts Reported under the “Stock Awards” Column of the SCT	(4,750,076)	(4,500,004)	(4,300,041)	(4,300,068)	(4,300,013)
Addition of Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	4,621,682	4,096,453	4,668,576	4,273,112	4,350,008
Addition/Deduction of Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	7,258,622	1,884,111	(1,487,969)	(1,138,742)	6,583,712
Addition/Deduction of Change in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	1,180,766	342,020	(2,098,387)	(1,113,555)	(258,785)
Addition of Dividends or Other Earnings Paid During Year Prior to Vesting Date	122,554	113,363	98,733	60,291	30,609
Total Adjustments	8,020,548	2,290,943	(3,291,088)	(1,801,962)	6,835,531

Non-CEO NEOs SCT Total to Compensation “Actually Paid” Adjustments	2025	2024	2023	2022	2021
Deduction for Change in Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	$(25,250)	$(2,400)	$(84,500)	$—	$(13,750)
Addition of “Service Cost” for Pension Plans	68,250	58,000	109,500	107,250	106,500
Deduction for Amounts Reported under the “Stock Awards” Column of the SCT	(687,532)	(513,530)	(722,520)	(761,281)	(717,543)
Addition of Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	668,947	476,901	784,443	756,509	725,885
Addition/Deduction of Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	923,215	192,677	(232,473)	(217,159)	1,265,101
Addition/Deduction of Change in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	135,929	56,642	(379,796)	(211,204)	(51,201)
Deduction of Fair Value from Prior Year-End of Awards Granted in Any Prior Year that Failed to Meet Vesting Conditions During Year	—	(314,899)	—	—	—
Addition of Dividends or Other Earnings Paid During Year Prior to Vesting Date	15,327	13,284	16,450	10,946	5,961
Total Adjustments	1,098,886	(33,325)	(508,896)	(314,939)	1,320,953

(2)
The named executive officers for 2021-2022 set forth in this table are: Paul Manning, Chairman, President, and Chief Executive Officer; Stephen J. Rolfs, Former Senior Vice President and Chief Financial Officer; Michael C. Geraghty, President, Color Group; E. Craig Mitchell, Former President, Flavors & Extracts Group; and John J. Manning, Senior Vice President, General Counsel, and Secretary. Amy Schmidt Jones, Vice President, Human Resources and Senior Counsel, and Messrs. Paul Manning, Rolfs, Geraghty, and John J. Manning were the named executive officers for 2023. Tobin Tornehl, Vice President and Chief Financial Officer, Ms. Jones, and Messrs. Paul Manning, Rolfs, Geraghty, and John J. Manning were the named executive officers for 2024. Ms. Jones and Messrs. Paul Manning, Geraghty, John J. Manning and Tornehl were the named executive officers for 2025.

(3)	This column assumes a $100 investment was made in Standard & Poor’s Midcap Specialty Chemicals Index on December 31, 2020, and all dividends were reinvested.

(4)	The following table summarizes the reconciliation between Operating Income (GAAP) and Adjusted EBITDA for the twelve months ended December 31, 2025, 2024, 2023, 2022, and 2021:

	2025	2024	2023	2022	2021
Operating income (GAAP)	$207,128,054	$191,578,504	$155,023,226	$196,751,108	$170,027,977
Depreciation and amortization	61,097,548	60,329,107	57,819,591	52,466,866	52,050,883
Depreciation and amortization, divested product lines	—	—	—	—	(145,952)
Share-based compensation expense	13,946,132	10,083,942	8,932,887	16,138,010	9,572,800
Divestiture & other related (income) costs, before tax	—	—	—	(2,531,955)	14,138,047
Results of operations of the divested product lines, before tax	—	—	—	—	(1,879,711)
Operational improvement plan costs (income), before tax	—	—	—	—	(1,894,814)
Portfolio optimization plan costs, before tax	15,805,965	6,631,225	27,840,867	—	—
Adjusted EBITDA	$297,977,699	$268,622,778	$249,616,571	$262,824,029	$241,869,230

Company Total Shareholder Return vs. Peer Group Total Shareholder Return
As shown in the chart below, the Company’s total shareholder return has generally tracked the Standard & Poor’s Midcap Specialty Chemicals Index, except in 2021 and 2025, which are the years that compensation actually paid to our executive officers was the highest, primarily as a result of the use of equity incentives in our compensation program. As a global manufacturer and marketer of colors, flavors, and other specialty ingredients, we believe that there are very few publicly-traded companies located in the United States that would be considered our peers. However, we have historically used the Standard & Poor’s Midcap Specialty Chemicals Index as a peer group because it aligns with our Global Industry Classification Standard code.

Total Shareholder Return: Company vs. Peer Group
Total Shareholder Return (TSR)
Value of Initial Fixed $100 Investment
$160
$140
$120
$100
$80
$60
$40
$20
$-
$100
$138
$106
$119
$116
$141
$100
$119
$103
$95
$105
$109
YE 2020
2021
2022
2023
2024
2025
Company TSR
Peer Group TSR

Compensation Actually Paid vs. Total Shareholder Return
As shown in the chart below, the compensation actually paid to the CEO and other NEOs is generally aligned with the Company’s total shareholder return. This alignment is due primarily to the use of equity incentives in our compensation program, which have a value tied to the Company’s stock price. Although the Company does not use total shareholder return as a metric when determining compensation for its executives, as the Company’s stock price increases, the value of equity awards generally increases.

Compensation Actually Paid vs. Total Shareholder Return
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Compensation Actually Paid
(in thousands)
$160
$140
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return
Value of Initial Fixed $100 Investment
$138
$13,898
$3,072
$103
$5,796
$1,637
$95
$2,883
$899
$105
$10,137
$1,394
$16,687
$141
$2,867
2021
2022
2023
2024
2025
CEO
Average for Non-CEO NEOs
TSR

Compensation Actually Paid vs. Net Income
The Company does not use net income as a metric when determining compensation for its executives and, therefore, we do not believe there is an alignment between compensation actually paid and the Company’s net income.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (in thousands)
Net Income (in millions)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$160
$140
$120
$100
$80
$60
$40
$20
$-
2021
2022
2023
2024
2025
$13,898
$3,072
$119
$5,796
$1,637
$141
$2,883
$899
$93
$10,137
$1,394
$125
$16,687
$2,867
$134
CEO
Average for Non-CEO NEOs
Net Income

Compensation Actually Paid vs. Adjusted EBITDA
We identified Adjusted EBITDA as our company-selected measure that represents, in our view, the most important financial performance measure used to link compensation actually paid in 2025 to our performance. Adjusted EBITDA is included in our annual incentive plan (70% weight for Corporate awards in 2025) and was previously included in our performance-based awards of our long-term equity incentive plan (70% weight for awards prior to 2025). In addition, for the 2025 performance-based awards, the compound annual growth rate for Adjusted EBITDA over the three-year performance period must exceed at least 8% in order for there to be any enhanced payout. The compensation actually paid to our CEO and other NEOs was higher in 2021 and 2025 than other years due primarily to the large increase in the fair value of outstanding stock awards in 2021 and 2025, as shown in footnote 1 above. The number of stock awards that can be received by an executive is set at the grant date, so the change in fair value for unvested awards indicates only that previously issued grants have increased in value. The value of any awards can fluctuate significantly until they are vested. In 2024, our average for non-CEO NEOs was lower as the value of outstanding equity awards for Mr. Rolfs was significantly lower than prior years primarily due to shares forfeited as a result of his retirement from the Company. As Adjusted EBITDA is heavily integrated into our annual incentive plan and the majority of our outstanding performance-based awards, it has the potential to significantly influence the amount of compensation actually paid to an executive in a given year.

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid (in thousands)
Adjusted EBITDA (in millions)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$350
$300
$250
$200
$150
$100
$50
$-
$13,898
$3,072
$242
$5,796
$1,637
$263
$2,883
$899
$250
$10,137
$1,394
$269
$16,687
$2,867
$298
2021
2022
2023
2024
2025
CEO
Average for Non-CEO NEOs
Adjusted EBITDA

Most Important Measures for Compensation Actually Paid in Fiscal Year 2025
The four items listed below represent the most important metrics that we used to determine compensation actually paid in 2025, as further described in “Annual Incentive Plan Awards” and “Equity Awards” above.
•	Adjusted EBITDA (company-selected measure)
•	Adjusted return on invested capital
•	Adjusted revenue
•	Adjusted operating profit

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2025, with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by the Company’s shareholders	579,594(1)	—(2)	698,770(3)
Equity compensation plans not approved by the Company’s shareholders	—	—	—
Total	579,594(1)	—(2)	698,770(3)

(1)
Includes 293,911 performance stock unit awards under the Company’s 2017 Stock Plan at their target values. The ultimate amount of performance stock units that could vest can range from 0% to 200% of target amount for the 2022-2024 awards and from 0% to 500% of the target amount for the 2025 awards, or from 0 units to 754,499 units for all awards. Excludes deferred shares, which have no exercise price.

(2)	There are no outstanding options, and the restricted stock awards and performance stock units do not have an exercise price.
(3)
Includes the following as of December 31, 2025: (i) up to 498,770 shares that may be issued pursuant to awards under the Company’s 2017 Stock Plan (after reserving 754,499 shares of Common Stock, the maximum shares that could be earned under outstanding performance stock unit awards); and (ii) up to 200,000 shares of deferred stock issuable under the Company’s 1999 Amended and Restated Directors Deferred Compensation Plan.

TRANSACTIONS WITH RELATED PERSONS
The Company’s Code of Conduct provides that, except with the prior knowledge and consent of the Company, directors and employees are not permitted to have a financial interest in a supplier, competitor, or customer of the Company because of the potential conflicts of interest raised by such transactions. There is a limited exception for ownership of securities of less than 5% of the stock of a private company or of a publicly traded corporation unless the investments are of a size that would allow the owner to have influence or control over the company or corporation. The Company’s policies include no minimum size for this restriction on potential conflict of interest transactions. Actual or potential conflict of interest transactions or relationships are to be reported either to the Company’s General Counsel or Director, Internal Audit. Waivers or exceptions for executive officers or directors may be granted only in advance and under exceptional circumstances and only by the Board or an appropriate committee thereof. They are also subject to the Company’s disclosure controls and procedures to ensure compliance with applicable law and exchange requirements.
Mr. John J. Manning (the Company’s Senior Vice President, General Counsel, and Secretary) is the brother of Mr. Paul Manning (the Company’s Chairman, President, and Chief Executive Officer). The employment arrangement of Mr. John J. Manning was carefully considered and approved when he joined the Company and, again, when he was promoted to General Counsel in 2016, by the Audit Committee as well as the full Board in accordance with the Code of Conduct. His pay is determined by the Compensation and Development Committee in the same manner as other executives of the Company. As one of Sensient’s named executive officers, his 2023-2025 compensation is described above.
Mr. Bruggeman, a director for the Company, is Executive Vice President and Chief Operating Officer at Land O’Lakes, Inc. Land O’Lakes is a customer of the Company, and the Company received approximately $1,319,509 from Land O’Lakes and $162,199 from WinField United, an affiliate of Land O’Lakes, related to the sales of products during 2025. These transactions were conducted at arms’ length and part of the ordinary course business operations.

There were no other transactions since the beginning of 2025, and there are no proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which (a) any director, executive officer, director nominee, or immediate family member of a director, executive officer, or director nominee or (b) any holder of 5% or more of Common Stock or their immediate family members, had a direct or indirect material interest.

ITEM 2.	ADVISORY (NONBINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
Sensient’s compensation policies and procedures are designed to create long-term shareholder value by rewarding performance. In addition, our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that measures and rewards performance, as well as alignment of that compensation with the interests of long-term shareholders, are key principles of our compensation program design. Although we have made and will continue to make refinements to our compensation program from time to time, these key principles have been unchanged for many years.
We believe that our corporate governance policies, including our executive compensation program, should be and are responsive to shareholder concerns. This principle is embodied in a non-binding, advisory vote that gives our shareholders the opportunity to approve the compensation of our named executive officers as disclosed in this proxy statement, including, among other things, our executive compensation objectives, policies, and procedures. We currently hold these non-binding, advisory votes to approve executive compensation annually based on the results of our shareholder vote regarding the frequency of these votes that was last held at our 2023 annual meeting of shareholders.
This vote to approve executive compensation is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. The Compensation Committee, and the Board as a whole, value the opinions of our shareholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.
As discussed in the “Compensation Discussion and Analysis” section above, our executive compensation program is designed:
•	to measure and reward performance from each of our executive officers and from the management team as a whole;
•
to align Sensient’s interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or excessive risks;

•	to further link executive and shareholder interests through equity-based compensation and long-term stock ownership arrangements;
•	to attract and retain high caliber executive and employee talent; and
•	to encourage management practices, controls, and oversight that prioritize ethical behavior and minimize the risks present in Sensient’s business.
The application of these principles and our executive compensation philosophy, policies, and procedures have resulted in a corporate culture that recognizes and rewards individual and team performance without encouraging unnecessary or excessive risk taking. We have made and will continue to make refinements to our compensation program from time to time.
We encourage you to consider the detailed information provided in the “Compensation Discussion and Analysis” and in the Summary Compensation Table and the tables and other information that follow it. The Board and the Compensation Committee will review the advisory voting results and will take them into account in making future executive compensation decisions.
After reviewing the information provided above and in the other parts of this proxy statement, the Board asks you to approve the following advisory resolution:
RESOLVED, that Sensient’s shareholders hereby approve, on an advisory, nonbinding basis, the compensation paid to Sensient’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in this proxy statement.
This advisory vote will be approved if more shares are voted in favor of ratification than are voted against this proposal. Abstentions and broker non-votes will not affect the outcome of this proposal. If no voting specification is made on a properly executed and transmitted proxy card (excluding broker non-votes), the proxies named on the proxy card will vote “For” this resolution.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL  APPROVING THE COMPENSATION PAID TO SENSIENT’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

ITEM 3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee, subject to shareholder ratification, has selected Ernst & Young LLP, certified public accountants, to audit the financial statements of the Company for the year ending December 31, 2026.
Although not required by law to submit the appointment to a vote by shareholders, the Audit Committee and the Board consider it appropriate, as a matter of policy, to request that the shareholders ratify the appointment of Ernst & Young LLP as independent auditors for 2026. Assuming that a quorum is present, the selection of Ernst & Young LLP will be deemed to have been ratified if more shares are voted in favor of ratification than are voted against ratification. Abstentions and broker non-votes will not affect the outcome of this proposal. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.
Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2026. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE RATIFICATION OF SUCH APPOINTMENT.
OTHER MATTERS
Company management knows of no business that will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to Rule 14a-8 under the Exchange Act, written notice of any shareholder proposals for inclusion in our proxy statement must have been received by the Secretary no later than November 12, 2025. Pursuant to our By-laws, notice of any shareholder nominations or other business proposed to be brought before the Meeting (other than pursuant to Rule 14a-8) must have been received by January 23, 2026. As no notice of any shareholder proposals, nominations, or other business was received, no business may be brought before the Meeting by any shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.
DELINQUENT SECTION 16(A) REPORTS
Section 16 of the Exchange Act requires our executive officers and directors to file reports of their ownership, and changes in ownership, of our common stock with the SEC. We are required to report in this proxy statement any failure of our directors or executive officers to file by the relevant due date any reports required to be filed pursuant to Section 16 during fiscal year 2025. Based solely on our review of the copies of Forms 3 and 4 (and any amendments) filed with the SEC and the written representations of our directors and executive officers, we believe that during fiscal year 2025 our directors and executive officers complied with all Section 16(a) filing requirements, except for: (i) a late Form 3 filing for Mr. David J. Plautz and (ii) a late Form 4 filing for Ms. Essie Whitelaw relating to the sale of stock on November 20, 2025.
FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS
The Company welcomes constructive comments or suggestions from its shareholders, both regarding its executive compensation program and regarding other corporate governance or business matters. In the event a shareholder desires to have a proposal formally considered at the 2027 Annual Meeting of Shareholders and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before November 11, 2026, and must otherwise comply with Rule 14a-8 under the Exchange Act and the applicable rules of the SEC.
In addition, the Company’s By-laws establish procedures for shareholder nominations for election of directors of the Company and bringing business (other than proposals made for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act) before any annual meeting of shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a shareholder must give written notice to the Secretary of the Company not less than 90 days (and, in the case of nominations, not more than 120 days) prior to the third Thursday after the first Friday in the month of April next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the shareholder making the proposal as specified in the By-laws. Nominations for election of directors must include a completed D&O questionnaire from the nominee and specified written affirmations and other materials as described in the By-laws. In addition to satisfying the foregoing requirements under our By-laws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Under the Company’s By-laws, appropriate shareholder proposals, including shareholder nominations for election of directors of the Company, will be presented at the 2027 Annual Meeting of Shareholders without inclusion in the proxy materials (unless required by applicable law or regulations) if such proposals comply with the requirements of our By-laws as described above and are received by the Company no later than January 22, 2027 (and, in the case of nominations, not earlier than December 23, 2026).
Any shareholder interested in making a nomination or proposal should request a copy of the applicable By-law provisions from the Secretary of the Company or obtain them from the Company’s website (https://www.sensient.com/about-us/corporate-governance) and send any such nomination or proposal to the Secretary of the Company at the Company’s executive offices at 777 East Wisconsin Avenue, 11th Floor, Milwaukee, Wisconsin 53202.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO VOTE ON A PHYSICAL PROXY CARD, BY PHONE, OR BY INTERNET ACCORDING TO THE INSTRUCTIONS ON THE PROXY OR NOTICE AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY ON YOUR BEHALF.
UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY’S 2025 ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE EXHIBITS TO THE 2025 ANNUAL REPORT.

By Order of the Board of Directors,

John J. Manning
Secretary

Appendix A
SENSIENT TECHNOLOGIES CORPORATION
DIRECTOR SELECTION CRITERIA
Business Background, Skills and Experience
In order to be considered as a potential or continuing member of the Board of Directors of Sensient Technologies Corporation (the “Company”), candidates should have relevant business and industry skills and experience, including a background, demonstrated skills or experience in at least one of the following areas:
•	Substantial recent business experience at the senior management level, preferably as chief executive officer.
•	Recent leadership position in the administration of a major college or university.
•	Recent specialized expertise at the doctoral level in a science or discipline important to the Company’s business.
•	Recent prior senior level governmental or military service.
•	Financial expertise or risk assessment, risk management, or employee benefit skills or experience.
In addition, international experience in geographic areas which are significant to the Company is highly desirable.
The Board will consider the desirability of the continued service of directors who change their primary employment. Such directors are expected to tender their resignations to assist the Board in evaluating such desirability on a timely basis.
Personal
Candidates should possess strong personal attributes, including ability, unquestionable integrity and honesty, leadership, independence, interpersonal skills, and strong moral values.
Candidates (other than the Chairman of the Board, President and Chief Executive Officer) should be independent of management and free of potential material conflicts with the Company’s interests.
NOTE: CANDIDATES ARE GENERALLY EXPECTED TO MEET THE INDEPENDENCE REQUIREMENTS RELATING TO DIRECTORS UNDER APPLICABLE LAWS AND REGULATIONS. NOMINEES ARE ALSO REQUIRED TO PROVIDE A WRITTEN AFFIRMATION THAT, AMONG OTHER THINGS, THE NOMINEE IS NOT AN EMPLOYEE, DIRECTOR OR AFFILIATE OF ANY COMPETITOR OF THE COMPANY.
Other
In considering any particular candidate, the Board will consider the following additional factors:
•	The candidate’s ability to work constructively with other members of the Board and with management.
•
Whether the candidate brings an appropriate mix of skills and experience that will enhance the diversity and overall composition of the Board. Directors should be selected so that the Board is a diverse body, with diversity reflecting gender, race, ethnicity, national origin, and professional experience.

•
Whether the candidate is able to devote the time necessary to properly discharge his or her responsibilities. The Board will consider the number of other boards on which the candidate serves, and the likelihood that such other service will interfere with the candidate’s ability to perform his or her responsibilities to the Company.

Candidates will be considered without discrimination because of their race, religion, color, sex, age, national origin, disability, veteran, or military status or any other characteristic protected by state, federal, or local law.
A-1

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ■

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote "FOR" all Nominees listed in Item 1 and "FOR" Items 2 and 3.

1. Election of directors:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brett W. Bruggeman	■	■	■	06 Donald W. Landry	■	■	■
02 Joseph Carleone	■	■	■	07 Paul Manning	■	■	■

Please fold here — Do not separate.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
03 Mario Ferruzzi	■	■	■	08 Scott C. Morrison	■	■	■
04 Carol R. Jackson	■	■	■	09 Essie Whitelaw	■	■	■
05 Sharad P. Jain	■	■	■				

3. Proposal to ratify the appointment of Ernst & Young LLP, certified public accountants, as the independent auditors of Sensient for 2026. ■ For ■ Against ■ Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

Date_______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SENSIENT TECHNOLOGIES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Westin Milwaukee
550 N. Van Buren Street
Milwaukee, Wisconsin

SENSIENT®

proxy

This proxy is solicited on behalf of the Board of Directors of Sensient Technologies Corporation.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. Shares held in the same registration will be combined into the same proxy card whenever possible. However, shares held with different registrations cannot be combined and therefore a shareholder may receive more than one proxy card. If you hold shares in multiple accounts with different registrations, you must vote each proxy card you received to ensure that all shares you own are voted.

If no choice is specified, the proxy will be voted "FOR" all nominees listed in Item 1 and "FOR" Items 2 and 3.

By signing this proxy, you revoke all prior proxies and constitute and appoint PAUL MANNING and JOHN J. MANNING, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Common Stock of Sensient Technologies Corporation which you are entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Westin Milwaukee, 550 N. Van Buren Street, Milwaukee, Wisconsin on Thursday, April 23, 2026, 8:00 a.m., Central Time, and at any adjournment thereof.

This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Sensient Technologies Corporation's employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans.

Vote by Internet, Telephone, or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

INTERNET
www.proxypush.com/sxt

Use the Internet to vote your proxy until 11:59 p.m. (CT) on April 22, 2026. For shares held in Sensient's employee benefit plans, the deadline is 11:59 p.m. (CT) on April 20, 2026.

PHONE
1-866-883-3382

Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on April 22, 2026. For shares held in Sensient's employee benefit plans, the deadline is 11:59 p.m. (CT) on April 20, 2026.

MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope provided in time to be received by April 22, 2026.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your Proxy Card.